                                  SCHEDULE 14A

                                 (RULE 14A-101)


                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12



                         SCUDDER CASH INVESTMENT TRUST


                               SCUDDER GNMA FUND


                            SCUDDER INVESTMENT TRUST


                            SCUDDER PORTFOLIO TRUST


                        SCUDDER U.S. TREASURY MONEY FUND

--------------------------------------------------------------------------------

         (Name of Registrant as Specified In Its Declaration of Trust)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

[Scudder Logo]                                                    September 1997


                         SCUDDER CASH INVESTMENT TRUST
                               SCUDDER GNMA FUND
                            SCUDDER INVESTMENT TRUST
                            SCUDDER PORTFOLIO TRUST
                        SCUDDER U.S. TREASURY MONEY FUND

                                 IMPORTANT NEWS


                         FOR SCUDDER FUND SHAREHOLDERS



     While we encourage you to read the full text of the enclosed Proxy Statement, here's a brief overview of some matters affecting your Fund which require a shareholder vote.


                          Q & A: QUESTIONS AND ANSWERS

Q.  WHAT IS HAPPENING?

A. Scudder, Stevens & Clark, Inc. ("Scudder"), your Fund's investment manager, has agreed to form an alliance with Zurich Insurance Company ("Zurich"). Zurich is a leading international insurance and financial services organization. As a result of the proposed alliance, there will be a change in ownership of Scudder. In order for Scudder to continue to serve as investment manager of your Fund, it is necessary for the Fund's shareholders to approve a new investment management agreement. The following pages give you additional information on Zurich and the proposed new investment management agreement and certain other matters. The most important matters to be voted upon by you are approval of the new investment management agreement and the election of Trustees. THE BOARD MEMBERS OF YOUR FUND, INCLUDING THOSE WHO ARE NOT AFFILIATED WITH THE FUND OR SCUDDER, RECOMMEND THAT YOU VOTE FOR THESE PROPOSALS.


Q. WHY AM I BEING ASKED TO VOTE ON THE PROPOSED NEW INVESTMENT MANAGEMENT AGREEMENT?



A. The Investment Company Act of 1940, which regulates investment companies such as your Fund, requires a vote whenever there is a change in control of a fund's investment manager. Zurich's alliance with Scudder will


                                                                  Boston Taxable
    result in such a change of control and requires shareholder approval of a new investment management agreement with your Fund.


Q.  HOW WILL THE SCUDDER-ZURICH ALLIANCE AFFECT ME AS A FUND SHAREHOLDER?

A. Your Fund and your Fund's investment objective will not change. You will still own the same shares in the same Fund. The terms of the new investment management agreement are the same in all material respects as the current investment management agreement. Similarly, the other service arrangements between your Fund and Scudder will not be affected. You should continue to receive the same level of services that you have come to expect from Scudder over the years. If shareholders do not approve the new investment management agreement, the current investment management agreement will terminate upon the closing of the transaction and the Board of Trustees will take such action as it deems to be in the best interests of your Fund and its shareholders.

Q.  WHY HAS SCUDDER DECIDED TO ENTER INTO THIS ALLIANCE?

A. Scudder believes that the Scudder-Zurich alliance will enable Scudder to enhance its capabilities as a global asset manager. Scudder further believes that the alliance will enable it to enhance its ability to deliver the level of services currently provided to you and your Fund and to fulfill its obligations under the new investment management agreement consistent with current practices.

Q.  WILL THE INVESTMENT MANAGEMENT FEES BE THE SAME?

A.  Yes, the investment management fees paid by your Fund will remain the same.

Q.  WILL I CONTINUE TO BE ABLE TO PURCHASE SHARES WITHOUT ANY SALES LOAD?


A. Yes, you will be able to continue to purchase shares of your Fund without any sales load.


Q.  WHAT OTHER MATTERS AM I BEING ASKED TO VOTE ON?


A. In order to save your Fund the expense of a subsequent meeting, a vote is also being sought for granting the Trustees discretionary authority to convert the Fund into a "master/feeder" structure, for an amendment to the Declaration of Trust applicable to your Fund, and for the revision of certain fundamental investment policies. You are also being asked to vote for the ratification of the Board's selection of the Fund's accountants.


                                                (continues on inside back cover)

Q.  HOW DO THE BOARD MEMBERS OF MY FUND RECOMMEND THAT I VOTE?

A. After careful consideration, the Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote in favor of all of the proposals on the enclosed proxy card.

Q.  WHOM DO I CALL FOR MORE INFORMATION?


A. Please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 488.


Q. WILL THE FUND PAY FOR THE PROXY SOLICITATION AND LEGAL COSTS ASSOCIATED WITH THIS TRANSACTION?


A.  No, Scudder will bear these costs.


                                ABOUT THE PROXY CARD

     If you have more than one account in the Fund in your name at the same address, you will receive separate proxy cards for each account but only one proxy statement for the Fund. Please vote all issues on EACH proxy card that you receive.


               THANK YOU FOR MAILING YOUR PROXY CARD(S) PROMPTLY.

                                 [SCUDDER LOGO]


For more information, please call Shareholder Communications Corporation, your Fund's information agent, at 1-800-733-8481, ext. 488.


                                                                  Boston Taxable

                                                         Two International Place
                                                     Boston, Massachusetts 02110
                                                                  1-800-225-2470

                         SCUDDER CASH INVESTMENT TRUST
                               SCUDDER GNMA FUND
                            SCUDDER INVESTMENT TRUST
                            SCUDDER PORTFOLIO TRUST
                        SCUDDER U.S. TREASURY MONEY FUND

                                                               September 2, 1997

Dear Shareholder:


     On June 26, 1997, Scudder, Stevens & Clark, Inc. ("Scudder") entered into an agreement with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc., a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. As a result of this transaction, it is necessary for the shareholders of each of the funds for which Scudder acts as investment manager, including your Fund, to approve a new investment management agreement.


     The following important facts about the transaction are outlined below:

     - The transaction has no effect on the number of shares you own or the value of those shares.

     - The advisory fees and expenses paid by your Fund will not increase as a result of this transaction. As is now the case, you will not pay sales loads on purchases of shares of your Fund.

     - The investment objective of your Fund will remain the same.

     - The non-interested trustees of your Fund have carefully reviewed the proposed transaction, and have concluded that the transaction should cause no reduction in the quality of services provided to the Fund and should enhance Scudder's ability to provide such services.

     Shareholders are also being asked to approve certain other matters that have been set forth in the Fund's Notice of Meeting. THE BOARD MEMBERS OF YOUR FUND BELIEVE THAT EACH OF THE PROPOSALS SET FORTH IN THE NOTICE OF MEETING FOR YOUR FUND IS IMPORTANT AND RECOMMEND THAT YOU READ THE ENCLOSED MATERIALS CAREFULLY AND THEN VOTE FOR ALL PROPOSALS.

     Since all of the funds for which Scudder acts as investment manager are required to conduct shareholder meetings, if you own shares of more than one fund, you will receive more than one proxy card. Please sign and return each proxy card you receive.

     Your vote is important. PLEASE TAKE A MOMENT NOW TO SIGN AND RETURN YOUR PROXY CARD(S) IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE. If we do not receive your executed proxy card(s) after a reasonable amount of time you may receive a telephone call from our proxy solicitor, Shareholder Communications Corporation, reminding you to vote your shares.

Respectfully,

/s/ Daniel Pierce

Daniel Pierce
President
  Scudder GNMA Fund
  Scudder Investment Trust
  Scudder Portfolio Trust

/s/ David S. Lee

David S. Lee
President
  Scudder Cash Investment Trust
  Scudder U.S. Treasury Money Fund

SHAREHOLDERS ARE URGED TO SIGN THE PROXY CARD(S) AND RETURN IT IN THE POSTAGE-PAID ENVELOPE TO ENSURE A QUORUM AT THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR SHAREHOLDINGS.

                         SCUDDER CASH INVESTMENT TRUST
                               SCUDDER GNMA FUND
                            SCUDDER INVESTMENT TRUST
                            SCUDDER PORTFOLIO TRUST
                        SCUDDER U.S. TREASURY MONEY FUND


                   NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS



     Please take notice that Special Meetings of Shareholders (each a "Special Meeting") of each Scudder Trust listed above (each a "Trust" and, collectively, the "Trusts"), the series of which are Scudder Classic Growth Fund, Scudder Large Company Growth Fund and Scudder Growth and Income Fund of Scudder Investment Trust; and Scudder Income Fund, Scudder High Yield Bond Fund and Scudder Balanced Fund of Scudder Portfolio Trust (each a "Fund" and, collectively, where applicable, with those Trusts that do not have any series, the "Funds") will be held jointly at the offices of Scudder, Stevens & Clark, Inc., 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 24, 1997, at 9:30 a.m., Eastern time, for the following purposes:



              (1) To approve or disapprove a new investment management agreement between each Fund and Scudder Kemper Investments, Inc.;


              (2)     For each Trust, to elect Trustees;

              (3) To approve or disapprove the Board's discretionary authority to convert each Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;


              (4) For each Trust, to approve or disapprove certain amendments to the Declaration of Trust;



              (5) For each Fund, to approve or disapprove the revision of certain fundamental investment policies; and


              (6) To ratify or reject the selection of Coopers & Lybrand L.L.P. as the independent accountants for each of the Funds for each Fund's current fiscal year.

     The appointed proxies will vote on any other business as may properly come before the Special Meeting or any adjournments thereof.


     Holders of record of shares of beneficial interest of each Fund at the close of business on August 25, 1997 are entitled to vote at the Special Meeting and at any adjournments thereof.


     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Trusts or, where applicable, Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law, to permit further solicitation of proxies. Any such adjournment as to a matter requiring, respectively, a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the concerned Trust's (for a Trust-wide vote) or, where applicable, the Fund's (for a Fund by Fund vote), shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of a proposal and will vote against any such adjournment those proxies to be voted against that proposal.



                                             By Order of the Boards of Trustees,


                                             [Thomas F. McDonough signature]

                                             Thomas F. McDonough,
                                             Secretary

September 2, 1997


     IMPORTANT -- WE URGE YOU TO SIGN AND DATE THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE AND IS INTENDED FOR YOUR CONVENIENCE. YOUR PROMPT RETURN OF THE ENCLOSED PROXY CARD(S) MAY SAVE THE NECESSITY AND EXPENSE OF FURTHER SOLICITATIONS TO ENSURE A QUORUM AT THE SPECIAL MEETINGS. IF YOU CAN ATTEND THE SPECIAL MEETINGS AND WISH TO VOTE YOUR SHARES IN PERSON AT THAT TIME, YOU WILL BE ABLE TO DO SO.

                         SCUDDER CASH INVESTMENT TRUST
                               SCUDDER GNMA FUND
                            SCUDDER INVESTMENT TRUST
                            SCUDDER PORTFOLIO TRUST
                        SCUDDER U.S. TREASURY MONEY FUND

              TWO INTERNATIONAL PLACE, BOSTON, MASSACHUSETTS 02110

                             JOINT PROXY STATEMENT

GENERAL


     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of each of the Scudder Trusts listed above (each a "Trust" and, collectively, the "Trusts"), the series of which are Scudder Classic Growth Fund, Scudder Large Company Growth Fund and Scudder Growth and Income Fund of Scudder Investment Trust; and Scudder Income Fund, Scudder High Yield Bond Fund and Scudder Balanced Fund of Scudder Portfolio Trust (each a "Fund" and, collectively, where applicable, with those Trusts that do not have any series, the "Funds") for use at the Special Meetings of Shareholders of each Trust, to be held jointly at the offices of Scudder, Stevens & Clark, Inc. ("Scudder"), 13th Floor, Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., Eastern time, and at any and all adjournments thereof (the "Special Meeting"). (In the descriptions of the various proposals below, the word "fund" is sometimes used to mean investment companies or series thereof in general, and not the Funds whose proxy statement this is.)


     This Proxy Statement, the Notice of Special Meeting and the proxy cards are first being mailed to shareholders on or about September 2, 1997 or as soon as practicable thereafter. Any shareholder giving a proxy has the power to revoke it by mail (addressed to the Secretary at the principal executive office of the Funds, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110), or in person at the Special Meeting, by executing a superseding proxy or by submitting a notice of revocation to the Fund. All properly executed proxies received in time for the Special Meeting will be voted as specified in the proxy or, if no specification is made, in favor of each proposal referred to in the Proxy Statement.

     The presence at any shareholders' meeting, in person or by proxy, of the holders of a majority of the shares entitled to be cast of a Trust (for a Trust-wide vote) or a Fund (for a Fund by Fund vote) shall be necessary and sufficient to constitute a quorum for the transaction of business requiring, respectively, Trust-wide or Fund by Fund voting. In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained at the Special Meeting with respect to one or more Funds, the persons named as proxies may propose one or more adjournments of the Special Meeting in accordance with applicable law to permit further solicitation of proxies with respect to any proposal which did not receive the vote necessary for its passage or to obtain a quorum. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Special Meeting will be effective irrespective of any adjournments with respect to any other proposals. Any such adjournment as to a matter requiring, respectively, a Trust-wide or a Fund by Fund vote will require the affirmative vote of the holders of a majority of the concerned Trust's (for a Trust-wide vote) or Fund's (for a Fund by Fund vote) shares present in person or by proxy at the Special Meeting. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor and will vote against any such adjournment those proxies to be voted against that proposal. For purposes of determining the presence of a quorum for transacting business at the Special Meeting, abstentions and broker "non-votes" will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by a Fund from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Accordingly, shareholders are urged to forward their voting instructions promptly.



     Proposals 1 and 5 each requires the affirmative vote of a "majority of the outstanding voting securities" of each Fund. The terms "majority of the outstanding voting securities" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), and as used in this Proxy Statement, means: the affirmative vote of the lesser of (1) 67% of the voting securities of each Fund present at the meeting if more than 50% of the outstanding shares of the Fund are present in person or by proxy or (2) more than 50% of the outstanding shares of each Fund. Approval of Proposal 2 requires the affirmative vote of a plurality of the shares of each Trust voting at the Special Meeting. The requisite vote for Proposals 3 and 4 is governed by the applicable Declaration of Trust. Approval of Proposal 3 requires the affirmative vote of a majority of the shares of each Fund. Approval of Proposal 4 requires the affirmative vote of two-thirds of the shares of the Trust outstanding and entitled to vote. Approval of Proposal 6 requires the affirmative vote of a majority of the shares of each Fund voting at the Special Meeting.



     Abstentions will have the effect of a "no" vote on all proposals. Broker non-votes will have the effect of a "no" vote for Proposals 1, 3 and 5, which require the approval of a specified percentage of the outstanding shares of each Fund and Proposal 4, which requires the approval of a specified percentage of the outstanding shares of each Trust, if such vote is determined on the basis of obtaining the affirmative vote of more than 50% of the outstanding shares of the Fund. Broker non-votes will not constitute "yes" or "no" votes, and will be disregarded in determining the voting securities "present" if such vote is determined on the basis of the affirmative vote of 67% of the voting securities of the Fund, or the Trust, as the case may be, present at the Special Meeting with respect to Proposals 1 and 5. Broker non-votes will not be counted in favor of, but will have no other effect on the vote for Proposals 2 and 6, which require the approval of a plurality of the shares of each Trust and a majority of the shares of each Fund, respectively, voting at the Special Meeting.



     Shareholders of each Fund will vote separately with respect to each of Proposals 1, 3, 5 and 6; and Shareholders of each Trust will vote together on proposals 2 and 4.


     The following table summarizes those voting requirements:


                           SHAREHOLDERS ENTITLED       VOTE REQUIRED
                                  TO VOTE               FOR APPROVAL
                           ----------------------  ----------------------
Proposal 1                 Shareholders of each    Approved by a "major-
(Approval of new           Fund vote separately    ity of the outstanding
Investment Management                              voting securities" of
Agreement)                                         each Fund

Proposal 2                 Shareholders of each    Each nominee must be
(Election of Trustees)     Trust vote together     elected by a plurality
                           for each nominee (if a  of the shares of the
                           Trust has several       Trust voting at the
                           Funds, shareholders of  Special Meeting
                           all Funds vote
                           together as a single
                           class)

Proposal 3                 Shareholders of each    Approved by a majority
(Approval of               Fund vote separately    of the shares of each
discretionary authority                            Fund
to convert to
master/feeder fund
structure)

Proposal 4                 Shareholders of each    Approved by the vote
(Approval of amendments    Trust vote together     of two-thirds of the
to the Declaration of      (if a Trust has         shares of the Trust
Trust)                     several Funds,          outstanding and
                           shareholders of all     entitled to vote
                           Funds vote together as
                           a single class)

Proposal 5                 Shareholders of each    Approved by a "major-
(Approval of the revision  Fund vote separately    ity of the outstanding
of certain fundamental                             voting securities" of
investment policies)                               each Fund

Proposal 6                 Shareholders of each    Approved by a majority
(Ratification of           Fund vote separately    of the shares of each
selection of Accountants)                          Fund voting at the
                                                   Special Meeting

     Holders of record of the shares of beneficial interest of each Fund at the close of business on August 25, 1997 (the "Record Date"), as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business of the Special Meeting. The table below sets forth the number of shares outstanding for each Fund as of June 30, 1997.



                                                  NUMBER OF SHARES OUTSTANDING
                NAME OF THE FUND                      AS OF JUNE 30, 1997
------------------------------------------------  ----------------------------
Scudder Cash Investment Trust                             1,430,702,948
Scudder GNMA Fund                                            26,844,293
Scudder Classic Growth Fund                                   2,048,137
Scudder Growth and Income Fund                              210,477,108
Scudder Large Company Growth Fund                            11,473,679
Scudder Income Fund                                          45,069,019
Scudder High Yield Bond Fund                                  8,009,734
Scudder Balanced Fund                                         8,418,686
Scudder U.S. Treasury Money Fund                            398,570,345



     Each Fund provides periodic reports to all of its shareholders which highlight relevant information, including investment results and a review of portfolio changes. You may receive an additional copy of the most recent annual report for each Fund and a copy of any more recent semi-annual report, without charge, by calling 800-225-5163 or writing the Fund, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110.


                          PROPOSAL 1: APPROVAL OF NEW

                        INVESTMENT MANAGEMENT AGREEMENT


INTRODUCTION

     Scudder acts as the investment manager to each Fund pursuant to investment management agreements entered into by each Fund and Scudder (each a "Current Investment Management Agreement" and, collectively, the "Current Investment Management Agreements"). (Scudder is sometimes referred to in this proxy statement as the "Investment Manager.") On June 26, 1997, Scudder entered into a Transaction Agreement (the "Transaction Agreement") with Zurich Insurance Company ("Zurich") pursuant to which Scudder and Zurich have agreed to form an alliance. Under the terms of the Transaction Agreement, Zurich will acquire a majority interest in Scudder, and Zurich Kemper Investments, Inc. ("ZKI"), a Zurich subsidiary, will become part of Scudder. Scudder's name will be changed to Scudder Kemper Investments, Inc. ("Scudder Kemper"). The foregoing are referred to as the "Transactions." ZKI, a Chicago-based investment adviser and the adviser to the Kemper funds, has approximately $80 billion under management. The headquarters of Scudder Kemper will be in New York. Edmond D. Villani, Scudder's Chief Executive Officer, will continue as Chief Executive Officer of Scudder Kemper and will become a member of Zurich's Corporate Executive Board.

     Consummation of the Transactions would constitute an "assignment," as that term is defined in the 1940 Act, of each Fund's Current Investment Management Agreement with Scudder. As required by the 1940 Act, each of the Current Investment Management Agreements provides for its automatic termination in the event of its assignment. In anticipation of the Transactions, a new investment management agreement (each a "New Investment Management Agreement" and, collectively, the "New Investment Management Agreements," together with the Current Investment Management Agreements, the "Investment Management Agreements") between each Fund and Scudder Kemper is being proposed for approval by shareholders of each Fund. A copy of the master form of the New Investment Management Agreement is attached hereto as Exhibit A. THE NEW INVESTMENT MANAGEMENT AGREEMENT FOR EACH FUND IS IN ALL MATERIAL RESPECTS ON THE SAME TERMS AS THE CORRESPONDING CURRENT INVESTMENT MANAGEMENT AGREEMENT. Conforming changes are being recommended to the New Investment Management Agreement in order to promote consistency among all of the funds currently advised by Scudder and to permit ease of administration. The material terms of each Current Investment Management Agreement are described under "Description of the Current Investment Management Agreement" below.



BOARD OF TRUSTEES' RECOMMENDATION



     On August 6, 1997, the Board of each Trust, including the Trustees who are not parties to such agreement or "interested persons" (as defined under the 1940
Act) (the "Non-interested Trustees") of any such party, voted to approve the New Investment Management Agreements and to recommend their respective approval to shareholders.



     For information about the Boards' deliberations and the reasons for their recommendation, please see "Board of Trustees' Evaluation" below.


     The Board of each Trust recommends that its shareholders vote in favor of the approval of the New Investment Management Agreement for each Fund.


BOARD OF TRUSTEES' EVALUATION



     On June 26, 1997, representatives of Scudder advised the Non-interested Trustees of each Trust by means of a telephone conference call that Scudder had entered into the Transaction Agreement. At that time, Scudder representatives described the general terms of the proposed Transactions and the perceived benefits for the Scudder organization and for its investment advisory clients.



     Scudder subsequently furnished the Non-interested Trustees with additional information regarding the proposed Transactions, including information regarding the terms of the proposed Transactions, and information regarding the Zurich and ZKI organizations. In a series of subsequent telephone conference calls and in-person meetings, the Non-interested Trustees discussed this information among themselves and with representatives of Scudder and Zurich. They were assisted in their review of this information by their independent legal counsel and also consulted with a representative of the Funds' independent auditors and with an independent consultant knowledgeable in mutual fund industry matters.


     In the course of these discussions, Scudder advised the Non-interested Trustees that it did not expect that the proposed Transactions would have a material effect on the operations of the Funds or their shareholders. Scudder has advised the Non-interested Trustees that the Transaction Agreement, by its terms, does not contemplate any changes in the structure or operations of the Funds. Scudder representatives have informed the Trustees that Scudder currently intends to maintain the separate existence of the funds that Scudder and ZKI manage in their respective distribution channels. Scudder has also advised the Non-interested Trustees that although it expects that various portions of the ZKI organization would be combined with Scudder's operations, the senior executives of Scudder overseeing those operations will remain largely unchanged. It is possible, however, that changes in certain personnel currently involved in providing services to the Funds may result from future efforts to combine the strengths and efficiencies of both firms. In their discussions with the Trustees, Scudder representatives also emphasized the strengths of the Zurich organization and its commitment to provide the new Scudder Kemper organization with the resources necessary to continue to provide high quality services to the Funds and the other investment advisory clients of the new Scudder Kemper organization.


     The Board of each Trust was advised that Scudder intends to rely on Section 15(f) of the 1940 Act, which provides a non-exclusive safe harbor for an investment adviser to an investment company or any of the investment adviser's affiliated persons (as defined under the 1940 Act) to receive any amount or benefit in connection with a change in control of the investment adviser so long as two conditions are met. First, for a period of three years after the transaction, at least 75% of the board members of the investment company must not be "interested persons" of the investment company's investment adviser or its predecessor adviser. On or prior to the consummation of the Transactions, each of the Boards, assuming the election of the nominees that you are being asked to elect in "Proposal 2: Election of Trustees," would be in compliance with this provision of Section 15(f). (See "Proposal 2: Election of Trustees"). Second, an "unfair burden" must not be imposed upon the investment company as a result of such transaction or any express or implied terms, conditions or understandings applicable thereto. The term "unfair burden" is defined in
Section 15(f) to include any arrangement during the two-year period after the transaction whereby the investment adviser, or any interested person of any such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its shareholders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than bona fide ordinary compensation as principal underwriter for such investment company). No such compensation agreements are contemplated in connection with the Transactions. Scudder has undertaken to pay the costs of preparing and distributing proxy materials to, and of holding the meeting of, the Funds' shareholders as well as other fees and expenses in connection with the Transactions, including the fees and expenses of legal counsel and consultants to the Funds and the Non-interested Trustees.


     During the course of their deliberations, the Non-interested Trustees considered a variety of factors, including the nature, quality and extent of the services furnished by Scudder to the Funds; the necessity of Scudder's maintaining and enhancing its ability to retain and attract capable personnel to serve the Funds; the investment record of Scudder in managing the Funds; the increased complexity of the domestic and international securities markets; Scudder's profitability from advising the Funds; possible economies of scale; comparative data as to investment performance, advisory fees and other fees, including administrative fees, and expense ratios; the risks assumed by Scudder; the advantages and possible disadvantages to the Funds of having an adviser of the Funds which also serves other investment companies as well as other accounts; possible benefits to Scudder from serving as manager to the Funds and from affiliates of Scudder serving the Funds in various other capacities; current and developing conditions in the financial services industry, including the entry into the industry of large and well capitalized companies which are spending and appear to be prepared to continue to spend substantial sums to engage personnel and to provide services to competing investment companies; and the financial resources of Scudder and the continuance of appropriate incentives to assure that Scudder will continue to furnish high quality services to the Funds.


     In addition to the foregoing factors, the Non-interested Trustees gave careful consideration to the likely impact of the Transactions on the Scudder organization. In this regard, the Non-interested Trustees considered, among other things, the structure of the Transactions which affords Scudder executives substantial autonomy over Scudder's operations and provides substantial equity participation and incentives for many Scudder employees; Scudder's and Zurich's commitment to Scudder's paying compensation adequate to attract and retain top quality personnel; Zurich's strategy for the development of its asset management business through Scudder; information regarding the financial resources and business reputation of Zurich; and the complementary nature of various aspects of the business of Scudder and the Zurich Kemper organization and the intention to maintain separate Scudder and Kemper brands in the mutual fund business. Based on the foregoing, the Non-interested Trustees concluded that the Transactions should cause no reduction in the quality of services provided to the Funds and believe that the Transactions should enhance Scudder's ability to provide such services. The Non-interested Trustees considered the foregoing factors with respect to each of the Funds.


     On August 6, 1997, the Trustees of each Trust, including the Non-interested Trustees of each Trust, approved the New Investment Management Agreement.

INFORMATION CONCERNING THE TRANSACTIONS AND ZURICH


     Under the Transaction Agreement, Zurich will pay $866.7 million in cash to acquire two-thirds of Scudder's outstanding shares and will contribute ZKI to Scudder for additional shares, following which Zurich will have a 79.1% fully diluted equity interest in the combined business. Zurich will then transfer a 9.6% fully diluted equity interest in Scudder Kemper to a defined contribution plan for the benefit of Scudder and ZKI employees, as well as cash and warrants on Zurich shares for award to Scudder employees, in each case subject to five-year vesting schedules. After giving effect to the Transactions, current Scudder stockholders will have a 29.6% fully diluted equity interest in Scudder Kemper and Zurich will have a 69.5% fully diluted interest in Scudder Kemper. Scudder's name will be changed to Scudder Kemper Investments, Inc.


     The purchase price for Scudder or for ZKI in the Transactions is subject to adjustment based on the impact to revenues of non-consenting clients, and will be reduced if the annualized investment management fee revenues (excluding the effect of market changes, but taking into account new assets under management) from clients at the time of closing, as a percentage of such revenues as of June 30, 1997 (the "Revenue Run Rate Percentage"), is less than 90%.


     At the closing, Zurich and the other stockholders of Scudder Kemper will enter into a Second Amended and Restated Security Holders Agreement (the "New SHA"). Under the New SHA, Scudder stockholders will be entitled to designate three of the seven members of the Scudder Kemper board of directors and two of the four members of an Executive Committee, which will be the primary management-level committee of Scudder Kemper. Zurich will be entitled to designate the other four members of the Scudder Kemper board and the other two members of the Executive Committee.



     The names, addresses and principal occupations of the initial Scudder-designated directors of Scudder Kemper are as follows: Lynn S. Birdsong, 345 Park Avenue, New York, New York, Managing Director of Scudder; Cornelia M. Small, 345 Park Avenue, New York, New York, Managing Director of Scudder; and Edmond D. Villani, 345 Park Avenue, New York, New York, President, Chief Executive Officer and Managing Director of Scudder.


     The names, addresses and principal occupations of the initial Zurich-designated directors of Scudder Kemper are as follows: Lawrence W. Cheng, Mythenquai 2, Zurich, Switzerland, Chief Investment Officer for Investments and Institutional Asset Management and the corporate functions of Securities and Real Estate for Zurich; Steven M. Gluckstern, Mythenquai 2, Zurich, Switzerland, responsible for Reinsurance, Structured Finance, Capital Market Products and Strategic Investments, and a member of the Corporate Executive Board of Zurich; Rolf Hueppi, Mythenquai 2, Zurich, Switzerland, Chairman of the Board and Chief Executive Officer of Zurich; and Markus Rohrbasser, Mythenquai 2, Zurich, Switzerland, Chief Financial Officer and member of the Corporate Executive Board of Zurich.

     The initial Scudder-designated Executive Committee members will be Messrs. Birdsong and Villani (Chairman). The initial Zurich-designated Executive Committee members will be Messrs. Cheng and Rohrbasser.

     The New SHA requires the approval of a majority of the Scudder-designated directors for certain decisions, including changing the name of Scudder Kemper, effecting an initial public offering before April 15, 2005, causing Scudder Kemper to engage substantially in non-investment management and related business, making material acquisitions or divestitures, making material changes in Scudder Kemper's capital structure, dissolving or liquidating Scudder Kemper, or entering into certain affiliated transactions with Zurich. The New SHA also provides for various put and call rights with respect to Scudder Kemper stock held by current Scudder employees, limitations on Zurich's ability to purchase other asset management companies outside of Scudder Kemper, rights of Zurich to repurchase Scudder Kemper stock upon termination of employment of Scudder Kemper personnel, and registration rights for stock held by continuing Scudder stockholders.

     The Transactions are subject to a number of conditions, including approval by Scudder stockholders; the Revenue Run Rate Percentages of Scudder and ZKI being at least 75%; Scudder and ZKI having obtained director and shareholder approvals from U.S.-registered funds representing 90% of assets of such funds under management as of June 30, 1997; the absence of any restraining order or injunction preventing the Transactions, or any litigation challenging the Transactions that is reasonably likely to result in an injunction or invalidation of the Transactions; and the continued accuracy of the representations and warranties contained in the Transaction Agreement. The Transactions are expected to close during the fourth quarter of 1997.

     The information set forth above concerning the Transactions has been provided to the Trusts by Scudder, and the information set forth below concerning Zurich has been provided to the Trusts by Zurich.

     Founded in 1872, Zurich is a multinational, public corporation organized under the laws of Switzerland. Its home office is located at Mythenquai 2, 8002 Zurich, Switzerland. Historically, Zurich's earnings have resulted from its operations as an insurer as well as from its ownership of its subsidiaries and affiliated companies (the "Zurich Insurance Group"). Zurich and the Zurich Insurance Group provide an extensive range of insurance products and services, and have branch offices and subsidiaries in more than 40 countries throughout the world. Zurich Insurance Group is particularly strong in the insurance of international companies and organizations. Over the past few years, Zurich's global presence, particularly in the United States, has been strengthened by means of selective acquisitions.

DESCRIPTION OF THE CURRENT INVESTMENT MANAGEMENT AGREEMENTS

     Under each Current Investment Management Agreement, Scudder provides each Fund with continuing investment management services. The Investment Manager also determines which securities shall be purchased, held, or sold, and what portion of each Fund's assets shall be held uninvested, subject to each Trust's Declaration of Trust, By-Laws, investment policies and restrictions, the provisions of the 1940 Act, and such policies and instructions as the Trustees may determine.

     Each Current Investment Management Agreement provides that the Investment Manager will provide portfolio management services, place portfolio transactions in accordance with policies expressed in each Fund's registration statement, pay each Fund's office rent, render significant administrative services on behalf of each Fund (not otherwise provided by third parties) necessary for each Fund's operating as an open-end investment company including, but not limited to, preparing reports to and meeting materials for each Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of various third-party and affiliated service providers to each Fund (such as each Fund's transfer and pricing agents, fund accounting agent, custodian, accountants and others) and other persons in any capacity deemed necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC" or the "Commission") and other regulatory and self-regulatory organizations, including but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by each Fund's transfer agent; assisting in the preparation and filing of each Fund's federal, state and local tax returns; preparing and filing each Fund's federal excise tax returns pursuant to Section 4982 of the Internal Revenue Code of 1986, as amended; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of shares of each Fund under applicable federal and state securities laws; maintaining or causing to be maintained for each Fund all books, records and reports and any other information required under the 1940 Act, to the extent such books, records and reports and other information are not maintained by each Fund's custodian or other agents of each Fund; assisting in establishing accounting policies of each Fund; assisting in the resolution of accounting issues that may arise with respect to each Fund's operations and consulting with each Fund's independent accountants, legal counsel and other agents as necessary in connection therewith; establishing and monitoring each Fund's operating expense budgets; reviewing each Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting each Fund in determining the amount of dividends and distributions available to be paid by each Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting each Fund in the conduct of its business, subject to the direction and control of each Trust's Board of Trustees.

     Under each Current Investment Management Agreement, each Fund is responsible for other expenses, including organizational expenses (including out-of-pocket expenses, but not including the Investment Manager's overhead or employee costs); brokers' commissions or other costs of acquiring or disposing of any portfolio securities of each Fund; legal, auditing and accounting expenses; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; taxes and governmental fees; the fees and expenses of each Fund's transfer agent; expenses of preparing share certificates and any other expenses, including clerical expenses, of issuance, offering, distribution, sale, redemption or repurchase of shares; the expenses of and fees for registering or qualifying securities for sale; the fees and expenses of Non-interested Trustees; the cost of printing and distributing reports, notices and dividends to current shareholders; and the fees and expenses of each Fund's custodians, subcustodians, accounting agent, dividend disbursing agents and registrars. Each Fund may arrange to have third parties assume all or part of the expenses of sale, underwriting and distribution of shares of each Fund. Each Fund is also responsible for expenses of shareholders' and other meetings, the cost of responding to shareholders' inquiries, and its expenses incurred in connection with litigation, proceedings and claims and the legal obligation it may have to indemnify officers and Trustees of each Trust with respect thereto. Each Fund is also responsible for the maintenance of books and records which are required to be maintained by each Fund's custodian or other agents of each Trust; telephone, telex, facsimile, postage and other communications expenses; any fees, dues and expenses incurred by each Fund in connection with membership in investment company trade organizations; expenses of printing and mailing prospectuses and statements of additional information of each Fund and supplements thereto to current shareholders; costs of stationery; fees payable to the Investment Manager and to any other Fund advisors or consultants; expenses relating to investor and public relations; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of each Fund's portfolio securities; and other expenses.

     The Investment Manager is responsible for the payment of the compensation and expenses of all Trustees, officers and executive employees of each Fund (including each Fund's share of payroll taxes) affiliated with the Investment Manager and making available, without expense to each Fund, the services of such Trustees, officers and employees as may duly be elected officers of each Trust, subject to their individual consent to serve and to any limitations imposed by law. Each Fund is responsible for the fees and expenses (specifically including travel expenses relating to Fund business) of Trustees not affiliated with the Investment Manager. Under each Current Investment Management
Agreement, the Investment Manager also pays each Fund's share of payroll taxes, as well as expenses, such as travel expenses (or an appropriate portion thereof), of Trustees and officers of each Trust who are directors, officers or employees of the Investment Manager, except to the extent that such expenses relate to attendance at meetings of the Board of Trustees of each Trust, or any committees thereof or advisers thereto, held outside Boston, Massachusetts or New York, New York. During each Fund's most recent fiscal year, no compensation, direct or otherwise (other than through fees paid to the Investment Manager), was paid or became payable by each Trust to any of its officers or Trustees who were affiliated with the Investment Manager.

     In return for the services provided by the Investment Manager as investment manager, and the expenses it assumes under each Current Investment Management Agreement, each Fund pays the Investment Manager a management fee which is accrued daily and payable monthly. The management fee rate for each Fund is set forth in the table below. As of the end of each Fund's last fiscal year, each Fund had net assets and paid an aggregate management fee to the Investment Manager during such period as set forth below.


                                                                           AGGREGATE
                          FISCAL           NET            MANAGEMENT      MANAGEMENT
         FUND              YEAR           ASSETS           FEE RATE+       FEE PAID
----------------------  -----------   --------------   -----------------  -----------
Scudder Cash
  Investment Trust          6/30/97   $1,430,623,517   .50 of 1% of 1st   $ 5,942,044
                                                       $250 million
                                                       .45 of 1% on next
                                                       $250 million
                                                       .40 of 1% on next
                                                       $500 million
                                                       .35 of 1% in
                                                       excess of $1
                                                       billion
Scudder GNMA Fund           3/31/97   $  383,008,165   .65 of 1% of 1st   $ 2,532,357**
                                                       $200 million
                                                       .60 of 1% on next
                                                       $300 million
                                                       .55 of 1% in
                                                       excess of $500
                                                       million
Scudder Classic Growth
  Fund                      2/28/97*  $   21,399,993   .70%               $         0**

                                                                           AGGREGATE
                          FISCAL           NET            MANAGEMENT      MANAGEMENT
         FUND              YEAR           ASSETS           FEE RATE+       FEE PAID
----------------------  -----------   --------------   -----------------  -----------
Scudder Growth and
  Income Fund              12/31/96   $4,186,481,205   .60 of 1% 1st      $17,628,873
                                                       $500 million
                                                       .55 of 1% on next
                                                       $500 million
                                                       .50 of 1% on next
                                                       $500 million
                                                       .475 of 1% on
                                                       next $500 million
                                                       .45 of 1% on next
                                                       $1 billion
                                                       .425 of 1% on
                                                       next $1.5 billion
                                                       .405 of 1% in
                                                       excess of $4.5
                                                       billion
Scudder Large Company
  Growth Fund              10/31/96   $  220,881,033   .70%               $ 1,447,537
Scudder Income Fund        12/31/96   $  578,519,502   .65 of 1% 1st      $ 3,516,782
                                                       $200 million
                                                       .60 of 1% on next
                                                       $300 million
                                                       .55 of 1% in
                                                       excess of $500
                                                       million
Scudder High Yield
  Bond Fund                 2/28/97   $   73,523,094   .70%               $         0**
Scudder Balanced Fund      12/31/96   $  109,541,542   .70%               $   340,364**
Scudder U.S. Treasury
  Money Fund                6/30/97   $  398,597,054   .50%               $   893,667**


---------------

 * Figures shown are for the Fund's semi-annual period ended February 28, 1997.



** After waivers and/or expense limitations.



 + The management fee rates shown are for each Fund's most recently completed fiscal year, unless otherwise noted. For each Fund's current management fee rate, see Exhibit B attached to this proxy statement.


     Each Current Investment Management Agreement further provides that the Investment Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund in connection with matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Investment Manager in the performance of its duties or from reckless disregard by the Investment Manager of its obligations and duties under such agreement.

     Each Current Investment Management Agreement may be terminated without penalty upon sixty (60) days' written notice by either party. Each Fund may agree to terminate its Current Investment Management Agreement either by the vote of a majority of the outstanding voting securities of the Fund, or by a vote of the Board of Trustees. As stated above, each Current Investment Management Agreement automatically terminates in the event of its assignment.

     Scudder has acted as the Investment Manager for each Fund since each Fund commenced operations as shown below. Also shown below is the date of each Current Investment Management Agreement, the date when each Current Investment Management Agreement was last approved by the Trustees and the shareholders of each Fund and the date to which each Current Investment Management Agreement was last continued. Each Current Investment Management Agreement was last submitted to shareholders prior to its becoming effective, as required by the 1940 Act.*


                                        DATE OF
                     COMMENCEMENT  CURRENT INVESTMENT     LAST APPROVED BY       DATE
                          OF           MANAGEMENT      ----------------------  CONTINUED
       FUND           OPERATIONS       AGREEMENT       TRUSTEES  SHAREHOLDERS     TO
-------------------  ------------  ------------------  --------  ------------  ---------
Scudder Cash
  Investment Trust      7/23/76          11/6/96         8/6/97     11/5/96     9/30/98
Scudder GNMA Fund        7/5/85         11/14/90         8/6/97    11/13/90     9/30/98
Scudder Classic
  Growth Fund            9/9/96           9/9/96         8/6/97      9/4/96     9/30/98
Scudder Growth and
  Income Fund           5/31/29           5/1/97         8/6/97     9/21/90     9/30/98
Scudder Large
  Company Growth
  Fund                  5/15/91           5/9/91         8/6/97      5/8/91     9/30/98
Scudder Income Fund     4/24/28         11/14/90         8/6/97    11/13/90     9/30/98
Scudder High Yield
  Bond Fund             6/28/96          6/28/96         8/6/97     6/27/96     9/30/98
Scudder Balanced
  Fund                  1/14/93         12/28/92         8/6/97      1/4/93     9/30/98
Scudder U.S.
  Treasury Money
  Fund                 11/23/81         11/14/90         8/6/97    11/13/90     9/30/98


------------------------------
* An Investment Management Agreement which is changed from a prior agreement solely to reduce the fee payable by the Fund does not require shareholder approval prior to becoming effective. In those cases, the date shown for shareholder approval may be later than the effective date.

THE NEW INVESTMENT MANAGEMENT AGREEMENTS

     The New Investment Management Agreement for each Fund will be dated as of the date of the consummation of the Transactions, which is expected to occur in the fourth quarter of 1997, but in no event later than February 28, 1998. Each New Investment Management Agreement will be in effect for an initial term ending on the same date as would the corresponding Current Investment Management Agreement but for the Transactions, and may continue thereafter from year to year only if specifically approved at least annually by the vote of "a majority of the outstanding voting securities" of each Fund, or by the Board and, in either event, the vote of a majority of the Non-interested Trustees, cast in person at a meeting called for such purpose. In the event that shareholders of a Fund do not approve the New Investment Management Agreement, the corresponding Current Investment Management Agreement will remain in effect until the closing of the Transactions, at which time it would terminate. In such event, the Board of such Fund will take such action as it deems to be in the best interests of the Fund and its shareholders. In the event the Transactions are not consummated, Scudder will continue to provide services to each Fund in accordance with the terms of each Current Investment Management Agreement for such periods as may be approved at least annually by the Board, including a majority of the Non-interested Trustees.


DIFFERENCES BETWEEN THE CURRENT AND NEW INVESTMENT MANAGEMENT AGREEMENTS


     The New Investment Management Agreements are substantially the same as the Current Investment Management Agreements in all material respects. The principal changes that have been made are summarized below. The New Investment Management Agreements reflect conforming changes that have been made in order to promote consistency among all funds currently advised by Scudder and to permit ease of administration. For example, the New Investment Management Agreements for Scudder GNMA Fund, Scudder Large Company Growth Fund, Scudder Income Fund, Scudder Balanced Fund and Scudder U.S. Treasury Money Fund would update the list of types of services that may be provided by the Investment Manager to include the monitoring of accounting agents. In addition, the New Investment Management Agreements for these same Funds would specify that the Investment Manager is not responsible for payment of the fees and expenses of a Fund's accounting agent. These Funds, as well as Scudder Classic Growth Fund and Scudder High Yield Bond Fund, also propose to add "accounting agents" to the list of service providers to which the Investment Manager must provide information in connection with the payment of dividends and distributions. The New Investment Management Agreements also clarify that purchase and sale opportunities, which are suitable for more than one client of the Investment Manager, will be allocated by the Investment Manager in an equitable manner.



     In addition, the New Investment Management Agreements for each Fund (except for Scudder Cash Investment Trust, Scudder Classic Growth Fund and Scudder High Yield Bond Fund, all of which already included such provision with respect to Scudder) would clarify the scope of the licensing provisions governing the use of the Scudder name. Specifically, each New Investment

Management Agreement identifies Scudder Kemper as the exclusive licensee of the rights to use and sublicense the names "Scudder," "Scudder Kemper Investments, Inc.," and "Scudder, Stevens & Clark, Inc." (together the "Scudder Marks"). Under this license, each Trust, with respect to each of its Funds, if any, has the non-exclusive right to use and sublicense the Scudder name and marks as part of its name, and to use the Scudder Marks in the Trust's investment products and services. This license continues only as long as the New Investment Management Agreement is in place, and only as long as Scudder Kemper continues to be a licensee of the Scudder Marks from Scudder Trust Company, which is the owner and licensor of the Scudder Marks. As a condition of the license, each Trust, on behalf of each of its Funds, if any, undertakes certain responsibilities and agrees to certain restrictions, such as agreeing not to challenge the validity of the Scudder Marks or ownership by Scudder Trust Company and the obligation to use the name within commercially reasonable standards of quality. In the event the agreement is terminated, each Trust, on behalf of each of its Funds, if any, must not use a name likely to be confused with those associated with the Scudder Marks.



     Other conforming changes include: deletion of the Investment Manager's potential responsibility for monitoring the calculation and payment of distributions to shareholders (for all Funds except Scudder Cash Investment Trust and Scudder Growth and Income Fund, which do not contain such provision); deletion of a provision not permitting application of the Current Investment Management Agreement to newly-created series (for the Scudder GNMA Fund, Scudder Income Fund and Scudder U.S. Treasury Money Fund); and the inclusion of a provision clarifying that the New Investment Management Agreement supersedes all prior agreements (for Scudder Classic Growth Fund and Scudder High Yield Bond
Fund).


INVESTMENT MANAGER

     Scudder is one of the most experienced investment counsel firms in the United States. It was established in 1919 as a partnership and was restructured as a Delaware corporation in 1985. The principal source of Scudder's income is professional fees received from providing continuing investment advice. Scudder provides investment counsel for many individuals and institutions, including insurance companies, endowments, industrial corporations and financial and banking organizations.


     As stated above, Scudder is a Delaware corporation. Daniel Pierce* is the Chairman of the Board of Scudder, Edmond D. Villani# is President and Chief Executive Officer of Scudder, Stephen R. Beckwith#, Lynn S. Birdsong#, Nicholas Bratt#, E. Michael Brown*, Mark S. Casady*, Linda C. Coughlin*, Margaret D. Hadzima*, Jerard K. Hartman#, Richard A. Holt@, John T. Packard+, Kathryn L. Quirk#, Cornelia M. Small# and Stephen A. Wohler* are the other members of the Board of Directors of Scudder (see footnote for symbol key). The principal occupation of each of the above named individuals is serving as a Managing Director of Scudder.



     All of the outstanding voting and nonvoting securities of Scudder are held of record by Stephen R. Beckwith#, Juris Padegs#, Daniel Pierce and Edmond D. Villani in their capacity as the representatives of the beneficial owners of such securities (the "Representatives"), pursuant to a Security Holders' Agreement among Scudder, the beneficial owners of securities of Scudder and such Representatives. Pursuant to the Security Holders' Agreement, the Representatives have the right to reallocate shares among the beneficial owners from time to time. Such reallocations will be at net book value in cash transactions. All Managing Directors of Scudder own voting and nonvoting stock and all Principals of Scudder own nonvoting stock.



     Directors, officers and employees of Scudder from time to time may enter into transactions with various banks, including each Fund's custodian bank. It is Scudder's opinion that the terms and conditions of those transactions will not be influenced by existing or potential custodial or other Fund relationships.



     Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of Scudder, computes net asset value for each Fund. Scudder Service Corporation ("SSC"), also a subsidiary of Scudder, is the transfer, shareholder servicing and dividend-paying agent for each Fund. Scudder Trust Company ("STC"), an affiliate of Scudder, provides subaccounting and recordkeeping services for shareholder accounts in certain retirement and employee benefit plans. The table below sets forth for each Fund the respective fees paid to SFAC, SSC and STC during the last fiscal year of each Fund.



                                           AGGREGATE FEE PAID   AGGREGATE FEE PAID   AGGREGATE FEE PAID
                                             TO SFAC DURING       TO SSC DURING        TO STC DURING
           FUND              FISCAL YEAR    LAST FISCAL YEAR     LAST FISCAL YEAR     LAST FISCAL YEAR
---------------------------  -----------   ------------------   ------------------   ------------------
Scudder Cash Investment
  Trust                          6/30/97        $105,874            $2,907,025           $1,699,834
Scudder GNMA Fund                3/31/97        $112,508            $  601,383           $  176,074
Scudder Classic Growth Fund      8/31/97        $  7,482+           $    7,973+          $      340+
Scudder Growth and Income
  Fund                          12/31/96        $249,566            $4,264,447           $2,482,721
Scudder Large Company
  Growth Fund                   10/31/96        $ 56,114            $  275,078           $  128,483
Scudder Income Fund             12/31/96        $ 97,111            $  693,316           $  872,411


------------------------------


* Two International Place, Boston, Massachusetts


# 345 Park Avenue, New York, New York


+101 California Street, San Francisco, California


@ Two Prudential Plaza, 180 North Stetson, Suite 5400, Chicago, Illinois

                                           AGGREGATE FEE PAID   AGGREGATE FEE PAID   AGGREGATE FEE PAID
                                             TO SFAC DURING       TO SSC DURING        TO STC DURING
           FUND              FISCAL YEAR    LAST FISCAL YEAR     LAST FISCAL YEAR     LAST FISCAL YEAR
---------------------------  -----------   ------------------   ------------------   ------------------
Scudder High Yield Bond
  Fund                           2/28/97               0                     0                    0
Scudder Balanced Fund           12/31/96        $ 42,622            $  201,637           $  188,390
Scudder U.S. Treasury Money
  Fund                           6/30/97        $ 50,134            $  710,792           $  525,821


------------------------------

+ As of 6/30/97.


     SFAC, SSC and STC will continue to provide fund accounting, transfer agency, subaccounting and recordkeeping services to the Funds under the current arrangements if the New Investment Management Agreements are approved.

     Exhibit B sets forth the fees and other information regarding other investment companies advised by Scudder.

BROKERAGE COMMISSIONS ON PORTFOLIO TRANSACTIONS


     To the maximum extent feasible, Scudder places orders for portfolio transactions through Scudder Investor Services, Inc., Two International Place, Boston, Massachusetts 02110 (the "Distributor") (a corporation registered as a broker/dealer and a subsidiary of Scudder), which in turn places orders on behalf of the Funds with issuers, underwriters or other brokers and dealers. In selecting brokers and dealers with which to place portfolio transactions for a Fund, Scudder will not consider sales of shares of funds currently advised by ZKI, although it may place such transactions with brokers and dealers that sell shares of funds currently advised by ZKI. The Distributor receives no commissions, fees or other remuneration from the Funds for this service. Allocation of portfolio transactions is supervised by Scudder.


REQUIRED VOTE


     Approval of the New Investment Management Agreement for any Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of this Proposal 1.


                PROPOSAL 2: ELECTION OF TRUSTEES FOR EACH TRUST

     At the Special Meeting, eight Trustees are to be elected to constitute the Board of each Trust. For election of Trustees at the Special Meeting, each Trust's Board of Trustees has approved the nomination of the following individuals: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George
M. Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

     The persons named as proxies on the enclosed proxy card will vote for the election of the nominees named above unless authority to vote for any or all of the nominees is withheld in the proxy. Each Trustee so elected will serve as a Trustee of the respective Trust until the next meeting of shareholders, if any, called for the purpose of electing Trustees and until the election and qualification of a successor or until such Trustee sooner dies, resigns or is removed as provided in the Declaration of Trust of each Trust.

     Each of the nominees has indicated that he or she is willing to serve as a Trustee. If any or all of the nominees should become unavailable for election due to events not now known or anticipated, the persons named as proxies will vote for such other nominee or nominees as the Trustees may recommend. The following table sets forth certain information concerning the current Trustees and the nominees. Unless otherwise noted, each of the Trustees and nominees has engaged in the principal occupation listed in the following table for more than five years, but not necessarily in the same capacity.

NOMINEES:


                                             PRESENT OFFICE WITH THE TRUST
                                            (DATE NOMINEE BECAME TRUSTEE),
      NAME (AGE)                                PRINCIPAL OCCUPATION OR
      -----------                            EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------
Henry P. Becton, Jr. (53)   Trustee, Scudder Cash Investment Trust (1990), Scudder
                            Investment Trust (1990) and Scudder Portfolio Trust (1990).
                            President and General Manager, WGBH Educational Foundation;
                            Director: Becton Dickinson and Company; The A.H. Belo Company;
                            The Public Broadcasting Service; and several private companies.
                            Former Director, The Providence Journal Company. Mr. Becton
                            serves on the Boards of an additional 3 Trusts or Corporations whose Funds are advised by Scudder.
Dawn-Marie Driscoll (50)    Trustee, Scudder Cash Investment Trust (1987), Scudder U.S.
                            Treasury Money Fund (1991) and Scudder GNMA Fund (1988).
                            Executive Fellow, Center for Business Ethics, Bentley College;
                            President, Driscoll Associates; Member, Board of Governors,
                            Investment Company Institute; Director of several private
                            companies. Prior to 1990, law partner (Palmer & Dodge) and Vice
                            President of Corporate Affairs and General Counsel, Filene's.
                            Ms. Driscoll serves on the Boards of an additional 5 Trusts or
                            Corporations whose Funds are advised by Scudder.
Peter B. Freeman (65)       Trustee, Scudder Cash Investment Trust (1980) and Scudder U.S.
                            Treasury Money Fund (1997). Director, The A.H. Belo Company;
                            Trustee, Eastern Utilities Associates (public utility holding company); Director, AMICA Life Insurance Co.; Director, AMICA
                            Insurance Co. Formerly: President, Fields Point Management Co.
                            and Goelet Estate Co. (private investment management
                            companies); Former Director, The Providence Journal Company
                            (multi-media company). Mr. Freeman serves on the Boards of an additional 8 Trusts or Corporations whose Funds are advised by
                            Scudder.

                                             PRESENT OFFICE WITH THE TRUST
                                            (DATE NOMINEE BECAME TRUSTEE),
      NAME (AGE)                                PRINCIPAL OCCUPATION OR
      -----------                            EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------
George M. Lovejoy, Jr. (67) Trustee, Scudder Cash Investment Trust (1976), Scudder GNMA
                            Fund (1985), Scudder Investment Trust (1984), Scudder Portfolio
                            Trust (1975) and Scudder U.S. Treasury Money Fund (1981).
                            President and Director, Fifty Associates (real estate
                            investment trust); Director or Trustee of various for-profit and not-for-profit organizations. Prior to 1994, Chairman,
                            Meredith & Grew, Inc. (real estate services company). Mr.
                            Lovejoy serves on the Boards of an additional 4 Trusts or
                            Corporations whose Funds are advised by Scudder.
Dr. Wesley W. Marple, Jr.   Trustee, Scudder GNMA Fund (1985), Scudder Investment Trust
(65)                        (1984) and Scudder Portfolio Trust (1982). Professor of
                            Business Administration, Northeastern University, teaching financial management and investment banking. Trustee, Eastern
                            Utilities Associates (public utility holding company). Dr.
                            Marple serves on the Boards of an additional 3 Trusts or
                            Corporations whose Funds are advised by Scudder.
Daniel Pierce* (63)         President and Trustee, Scudder GNMA Fund (1985), Scudder
                            Investment Trust (1984) and Scudder Portfolio Trust (1968).
                            Chairman of the Board and Managing Director of Scudder, Stevens
                            & Clark, Inc. Director, Fiduciary Trust Company (bank and trust company) and Fiduciary Company Incorporated (bank and trust company). Mr. Pierce serves on the Boards of an additional 15
                            Trusts or Corporations whose Funds are advised by Scudder.
Kathryn L. Quirk* (44)      Trustee, Scudder Cash Investment Trust (1996) and Scudder
                            Investment Trust (1997); and, Vice President, Scudder GNMA
                            Fund. Managing Director of Scudder, Stevens & Clark, Inc. Ms.
                            Quirk serves on the Boards of an additional 9 Trusts or
                            Corporations whose Funds are advised by Scudder.
Jean C. Tempel (54)         Trustee, Scudder GNMA Fund (1994), Scudder Investment Trust
                            (1994), Scudder Portfolio Trust (1994) and Scudder U.S.
                            Treasury Money Fund (1994). Managing Partner, Technology Equity
                            Partners; Special Limited Partner, TL Ventures (a venture
                            capital fund); Director and Vice Chairman, Cambridge Technology
                            Partners, Inc. (a systems integration on client/server platform company); Director, Sonesta International Hotels, Inc.;
                            Director, Centocor, Inc. (diagnostic and pharmaceutical
                            biotechnology company); Director of several private companies.
                            Prior to 1993, President of Safeguard Scientific, Inc. and
                            Executive Vice President and Chief Operating Officer of The
                            Boston Company. Ms. Tempel serves on the Boards of an
                            additional 3 Trusts or Corporations whose Funds are advised by
                            Scudder.


------------------------------

* Trustees considered by the Trusts and their counsel to be "interested persons" (as defined in the 1940 Act) of the Trusts or of their investment manager because of their employment by the Investment Manager and, in some cases, holding offices with the Trust.

CURRENT TRUSTEES NOT STANDING FOR RE-ELECTION:



                                             PRESENT OFFICE WITH THE TRUST
                                                (DATE BECAME TRUSTEE),
      NAME (AGE)                                PRINCIPAL OCCUPATION OR
      -----------                            EMPLOYMENT AND DIRECTORSHIPS
                            ---------------------------------------------------------------
E. Michael Brown* (56)      Trustee, Scudder Cash Investment Trust (1996), Scudder GNMA
                            Fund (1995), Scudder Portfolio Trust (1997) and Scudder U.S.
                            Treasury Money Fund (1995). Managing Director of Scudder,
                            Stevens & Clark, Inc. Mr. Brown serves on the Boards of an additional 2 Trusts or Corporations whose Funds are advised by
                            Scudder.
David S. Lee* (63)          President and Trustee, Scudder Cash Investment Trust (1975) and
                            Scudder U.S. Treasury Money Fund (1981); Vice President and
                            Trustee, Scudder GNMA Fund (1985) and Scudder Portfolio Trust
                            (1971); and, Vice President, Scudder Investment Trust; Managing
                            Director, Scudder, Stevens & Clark, Inc.; Trustee Emeritus, New
                            England Medical Center. Mr. Lee serves on the Boards of an additional 12 Trusts or Corporations whose Funds are advised by
                            Scudder.


------------------------------

*Trustees considered by the Trusts and their counsel to be "interested persons"
 (as defined in the 1940 Act) of the Trusts or of their investment manager because of their employment by the Investment Manager and, in some cases, holding offices with the Trust.


     The table below sets forth the number of shares of each Fund owned directly or beneficially by the nominees to and the Trustees of the relevant Board of Trustees as of June 30, 1997.


                                                                                                                     ALL CURRENT
                                                                                                                     TRUSTEES AND
                                                                                                                     OFFICERS AS
 FUND NAME(1)   BECTON      BROWN  DRISCOLL  FREEMAN   LEE        LOVEJOY  MARPLE      PIERCE      QUIRK     TEMPEL    A GROUP
--------------- ------      -----  --------  -------  ------      -------  ------      ------      -----     ------  ------------
Scudder Cash
 Investment
 Trust           1064         --    28,766   265,212  77,666(2)   110,739  97,292(3)   60,410(4)   8,502(5)     --     9,932,293(6)
Scudder GNMA
 Fund              68*        --       199       --    1,012(7)    1,518     312          --        152        824       170,970(8)
Scudder
 Investment
 Trust
 Scudder
  Classic
  Growth Fund     285        N/A       960       --      N/A         555      86*         --         --         --       126,882(9)
 Scudder Growth
  and Income
  Fund          3,833 (10)   N/A    11,240(11)  4,109    N/A      24,428   1,092         303 (12)    --      2,055     1,638,021(13)
 Scudder Large
  Company
  Growth Fund   3,119        N/A     1,295       --      N/A         372     364 (14)    198 (15)    --      3,621       301,875(16)
Scudder
 Portfolio
 Trust
 Scudder Income
  Fund          1,730         --       412      720   14,544(17)     823   1,804 (18)  4,338 (19)   221      1,308       930,892(20)
 Scudder High
  Yield Bond
  Fund             77*        --     1,194       --       --         631     117*         --         --         --       146,819(21)
 Scudder
  Balanced Fund 2,122         --        --       --       --         514      87*         --         --      4,531     1,564,741(22)
Scudder U.S.
 Treasury Money
 Fund           1,000*        --     5,661       --   34,278(23)  58,423   2,665          --         --      17,575    1,704,075(24)


------------------------------


   * Shares acquired after 6/30/97.


 (1) The information as to beneficial ownership is based on statements furnished to the Trusts by each Trustee and nominee. Unless otherwise noted, beneficial ownership is based on sole voting and investment power. Each Trustee's and nominee's individual shareholdings of any Fund constitute less than 1/4 of 1% of the shares outstanding of such Fund.


 (2) Mr. Lee's total in Scudder Cash Investment Trust includes 58,825 shares owned by members of his family and 7,000 shares held in a fiduciary capacity as to which he shares investment and voting power.

 (3) Dr. Marple's total in Scudder Cash Investment Trust includes 21,483 shares held with shared investment and voting power.

 (4) Mr. Pierce's total in Scudder Cash Investment Trust includes 59,429 shares held with shared investment and voting power.

 (5) Ms. Quirk's total in Scudder Cash Investment Trust includes 3,262 shares held with shared investment and voting power.


 (6) As a group on June 30, 1997, the Trustees and officers owned beneficially 0.69% of the outstanding shares of Scudder Cash Investment Trust of which 422,862 shares were held with sole investment and voting power, 94,624 shares were held with shared investment and voting power, and 9,414,807 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.


 (7) Mr. Lee's shares in Scudder GNMA Fund are held in a fiduciary capacity as to which he shares investment and voting power.

 (8) As a group on June 30, 1997, the Trustees and officers owned beneficially 0.64% of the outstanding shares of Scudder GNMA Fund of which 2,853 shares were held with sole investment and voting power, 1,012 shares were held with shared investment and voting power, and 167,105 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.


 (9) As a group on June 30, 1997, the Trustees and officers owned beneficially 6.20% of the outstanding shares of Scudder Classic Growth Fund of which 840 shares were held with sole investment and voting power, and 126,042 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.


(10) Mr. Becton's total in Scudder Growth and Income Fund includes 65 shares held with shared investment and voting power.

(11) Ms. Driscoll's total in Scudder Growth and Income Fund includes 2,304 shares held with shared investment and voting power.

(12) Mr. Pierce's shares in Scudder Growth and Income Fund are held in a fiduciary capacity as to which he shares investment and voting power.

(13) As a group on June 30, 1997, the Trustees and officers owned beneficially 0.78% of the outstanding shares of Scudder Growth & Income Fund of which 34,232 shares were held with sole investment and voting power,

     25,205 shares were held with shared investment and voting power, and 1,578,584 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(14) Dr. Marple's shares in Scudder Large Company Growth Fund are held with shared investment and voting power and 58 shares are held with sole investment and voting power which were acquired after June 30, 1997.

(15) Mr. Pierce's shares in Scudder Large Company Growth Fund are held with shared investment and voting power.

(16) As a group on June 30, 1997, the Trustees and officers owned beneficially 2.64% of the outstanding shares of Scudder Large Company Growth Fund of which 7,112 shares were held with sole investment and voting power, 1,275 shares were held with shared investment and voting power, and 293,488 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(17) Mr. Lee's total in Scudder Income Fund includes 7,955 shares held in a fiduciary capacity as to which he shares investment and voting power.

(18) Dr. Marple's total in Scudder Income Fund includes 466 shares held with shared investment and voting power.

(19) Mr. Pierce's total in Scudder Income Fund includes 2,608 shares held in a fiduciary capacity as to which he shares investment and voting power.

(20) As a group on June 30, 1997, the Trustees and officers owned beneficially 2.07% of the outstanding shares of Scudder Income Fund of which 17,185 shares were held with sole investment and voting power, 11,267 shares were held with shared investment and voting power, and 902,440 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(21) As a group on June 30, 1997, the Trustees and officers of Scudder High Yield Bond Fund owned beneficially 1.83% of the outstanding shares of Scudder High Yield Bond Fund of which 631 shares were held with sole investment and voting power, and 146,188 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard
     K. Hartman serves as Trustee.

(22) As a group on June 30, 1997, the Trustees and officers of Scudder Balanced Fund owned beneficially 18.59% of the outstanding shares of Scudder Balanced Fund of which 7,167 shares were held with sole investment and voting power and 1,557,574 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

(23) Mr. Lee's shares in Scudder U.S. Treasury Money Fund are held in a fiduciary capacity as to which he shares investment and voting power.

(24) As a group on June 30, 1997, the Trustees and officers of Scudder U.S. Treasury Money Fund owned beneficially 0.43% of the outstanding shares of Scudder U.S. Treasury Money Fund of which 81,659 shares were held with sole investment and voting power, 34,278 shares were held with shared investment and voting power, and 1,588,138 shares were held with sole voting but no investment power. Shares held with sole voting but no investment power are shares held in profit sharing and 401(k) plans for which Jerard K. Hartman serves as Trustee.

     Certain accounts for which the Investment Manager acts as investment adviser owned 1,724,820 shares in the aggregate, or 6.43% of the outstanding shares of Scudder GNMA Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for the Investment Manager acts as investment adviser owned 122,315 shares in the aggregate, or 5.97% of the outstanding shares of Scudder Classic Growth Fund. The Investment Manager may be deemed to be the beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 920,626 shares in the aggregate, 44.95% of the outstanding shares of Scudder Classic Growth Fund, were held in the name of State Street Bank & Trust Co., Custodian for the Scudder Pathway Series Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     As of June 30, 1997, 12,409,854 shares in the aggregate, 5.90% of the outstanding shares of the Scudder Growth and Income Fund were held in the name of Charles, Schwab & Co., 101 Montgomery Street, San Francisco, CA 94104, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.


     Certain accounts for which the Investment Manager acts as investment adviser owned 995,338 shares in the aggregate, or 8.68% of the outstanding shares of Scudder Large Company Growth Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     Certain accounts for which the Investment Manager acts as investment adviser owned 2,484,603 shares in the aggregate, or 5.51% of the outstanding shares of Scudder Income Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 3,214,626 shares in the aggregate, 7.13% of the outstanding shares of Scudder Income Fund were held in the name of State Street Bank & Trust Co., Custodian for the Scudder Pathway Series Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     Certain accounts for which the Investment Manager acts as investment adviser owned 757,071 shares in the aggregate, or 9.45% of the outstanding shares of Scudder High Yield Bond Fund on June 30, 1997. The Investment Manager may be deemed to be a beneficial owner of such shares but disclaims any beneficial ownership in such shares.

     As of June 30, 1997, 964,491 shares in the aggregate, 12.04% of the outstanding shares of Scudder High Yield Bond Fund were held in the name of Charles Schwab & Co., Inc., 101 Montgomery Street, San Francisco, CA 94101, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 636,488 shares in the aggregate, 7.95% of the outstanding shares of Scudder High Yield Bond Fund were held in the name of State Street Bank & Trust Co., Custodian for the Scudder Pathway Series Balanced Portfolio, One Heritage Drive, Quincy, MA 02171, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     As of June 30, 1997, 454,787 shares in the aggregate, 5.68% of the outstanding shares of Scudder High Yield Bond Fund were held in the name of SSC Investment Corporation, 345 Park Avenue, New York, NY 10154, who may be deemed to be the beneficial owner of certain of these shares, but disclaims any beneficial ownership therein.

     To the best of each Trust's knowledge, as of June 30, 1997, no person owned beneficially more than 5% of any Fund's outstanding shares, except as stated above.

RESPONSIBILITIES OF THE BOARD--BOARD AND COMMITTEE MEETINGS


     The Board of Trustees of each Trust is responsible for the general oversight of Fund business. A majority of the Board's members are not affiliated with Scudder. These Non-interested Trustees have primary responsibility for assuring that each Fund is managed in a manner consistent with the best interests of its shareholders.



     Each Board of Trustees meets at least quarterly to review the investment performance of the Funds and other operational matters, including policies and procedures designed to assure compliance with various regulatory requirements.

At least annually, the Non-interested Trustees review the fees paid to the Investment Manager and its affiliates for investment advisory services and other administrative and shareholder services. In this regard, they evaluate, among other things, each Fund's investment performance, the quality and efficiency of the various other services provided, costs incurred by the Investment Manager and its affiliates, and comparative information regarding fees and expenses of competitive funds. They are assisted in this process by the Funds' independent public accountants and by independent legal counsel selected by the Non-interested Trustees. In addition, the Non-interested Trustees from time to time have established and served on task forces and subcommittees focusing on particular matters such as investment, accounting and shareholder service issues.

     The Board of each Trust has both an Audit Committee and a Committee on Independent Trustees, the responsibilities of which are described below.

AUDIT COMMITTEE

     The Board of each Trust has an Audit Committee consisting of the Non-interested Trustees. The Audit Committee reviews with management and the independent accountants for each Fund, among other things, the scope of the audit and the controls of each Fund and its agents, reviews and approves in advance the type of services to be rendered by independent accountants, recommends the selection of independent accountants for each Fund to the Board and, in general, considers and reports to the Board on matters regarding each Fund's accounting and bookkeeping practices.

COMMITTEE ON INDEPENDENT TRUSTEES

     The Board of each Trust has a Committee on Independent Trustees consisting of all the Non-interested Trustees. The Committee is charged with the duty of making all nominations for Non-interested Trustees and consideration of other related matters. Shareholders' recommendations as to nominees received by management are referred to the Committee for its consideration and action.

     The following chart sets forth the number of meetings of the Board, the Audit Committee and the Committee on Independent Trustees of each Trust during the calendar year 1996.

                  NUMBER OF BOARD AND COMMITTEE MEETINGS HELD
                         DURING THE CALENDAR YEAR 1996


                                                                   COMMITTEE ON
                                            BOARD OF     AUDIT     INDEPENDENT
                                            TRUSTEES   COMMITTEE     TRUSTEES
              NAME OF TRUST                 MEETINGS   MEETINGS      MEETINGS
------------------------------------------  --------   ---------   ------------
Scudder Cash Investment Trust                   7          2             2
Scudder GNMA Fund                               7          2             2
Scudder Investment Trust                        7          2             2
Scudder Portfolio Trust                         7          2             2
Scudder U.S. Treasury Money Fund                7          2             2



     In addition to the Board and committee meetings listed above, the Trustees of each Trust had eleven other meetings on behalf of the Trust during the year, including meetings with their independent legal counsel and informational meetings.


EXECUTIVE OFFICERS

     In addition to Ms. Quirk and Messrs. Lee and Pierce, Trustees who are also officers of the Trusts, the following persons are Executive Officers of the
Trusts:


                              PRESENT OFFICE WITH
                                  THE TRUST;
                                   PRINCIPAL
                                 OCCUPATION OR
NAME (AGE)                       EMPLOYMENT(1)     TRUST (YEAR FIRST BECAME AN OFFICER)(2)
----------------------------- -------------------  ----------------------------------------
Kelly D. Babson (38)          Vice President;      Scudder Portfolio Trust (1996)
                              Principal of
                              Scudder, Stevens &
                              Clark, Inc.
                              Formerly, President
                              and Portfolio
                              Manager at CBO
                              Management Inc.
                              (1989-94).
Bruce F. Beaty (39)           Vice President;      Scudder Investment Trust (1995)
                              Principal of
                              Scudder, Stevens &
                              Clark, Inc.
William F. Gadsden (42)       Vice President;      Scudder Investment Trust (1996)
                              Managing Director
                              of Scudder, Stevens
                              & Clark, Inc.

                              PRESENT OFFICE WITH
                                  THE TRUST;
                                   PRINCIPAL
                                 OCCUPATION OR
NAME (AGE)                       EMPLOYMENT(1)     TRUST (YEAR FIRST BECAME AN OFFICER)(2)
----------------------------- -------------------  ----------------------------------------
David H. Glen (40)            Vice President;      Scudder GNMA Fund (1987)
                              Managing Director
                              of Scudder, Stevens
                              & Clark, Inc.
Jerard K. Hartman (64)        Vice President;      Scudder Cash Investment Trust (1991)
                              Managing Director    Scudder GNMA Fund (1986)
                              of Scudder, Stevens  Scudder Investment Trust (1986)
                              & Clark, Inc.        Scudder Portfolio Trust (1986)
                                                   Scudder U.S. Treasury Money Fund (1986)
Robert T. Hoffman (38)        Vice President;      Scudder Investment Trust (1992)
                              Managing Director
                              of Scudder, Stevens
                              & Clark, Inc.
William M. Hutchinson (49)    Vice President;      Scudder Portfolio Trust (1987)
                              Principal of
                              Scudder, Stevens &
                              Clark, Inc.
Thomas W. Joseph (58)         Vice President;      Scudder Cash Investment Trust (1986)
                              Principal of         Scudder GNMA Fund (1986)
                              Scudder, Stevens &   Scudder Investment Trust (1986)
                              Clark, Inc.          Scudder Portfolio Trust (1986)
                                                   Scudder U.S. Treasury Money Fund (1986)
Valerie F. Malter (39)        Vice President;      Scudder Investment Trust (1995)
                              Principal of         Scudder Portfolio Trust (1995)
                              Scudder, Stevens &
                              Clark, Inc.
                              Formerly, Portfolio
                              Manager with
                              Chancellor LGT
                              Asset Management
                              (1992-95).
Thomas F. McDonough (50)      Vice President and   Scudder Cash Investment Trust (1984)
                              Secretary (and       Scudder GNMA Fund (1983)
                              Assistant Treasurer  Scudder Investment Trust (1984)
                              of Scudder GNMA      Scudder Portfolio Trust (1984)
                              Fund, Scudder        Scudder U.S. Treasury Money Fund (1984)
                              Investment Trust
                              and Scudder
                              Portfolio Trust);
                              Principal of
                              Scudder, Stevens &
                              Clark, Inc.
Pamela A. McGrath (43)        Vice President and   Scudder Cash Investment Trust (1990)
                              Treasurer; Managing  Scudder GNMA Fund (1990)
                              Director of          Scudder Investment Trust (1990)
                              Scudder, Stevens &   Scudder Portfolio Trust (1990)
                              Clark, Inc.          Scudder U.S. Treasury Money Fund (1991)

                              PRESENT OFFICE WITH
                                  THE TRUST;
                                   PRINCIPAL
                                 OCCUPATION OR
NAME (AGE)                       EMPLOYMENT(1)     TRUST (YEAR FIRST BECAME AN OFFICER)(2)
----------------------------- -------------------  ----------------------------------------
Edward J. O'Connell (52)      Vice President and   Scudder Cash Investment Trust (1990)
                              Assistant            Scudder GNMA Fund (1987)
                              Treasurer;           Scudder Investment Trust (1987)
                              Principal of         Scudder Portfolio Trust (1990)
                              Scudder, Stevens &   Scudder U.S. Treasury Money Fund (1991)
                              Clark, Inc.
David Wines (41)              Vice President;      Scudder Cash Investment Trust (1996)
                              Principal of         Scudder U.S. Treasury Money Fund (1996)
                              Scudder, Stevens &
                              Clark, Inc.
                              Formerly, Director
                              of Investment
                              Management Group at
                              Stone & Youngburg
                              LLP (1995-96);
                              prior to that,
                              Director of Tax
                              Exempt Training and
                              Research at Wells
                              Fargo Bank.


------------------------------

(1) Except for Mses. Babson and Malter and Mr. Wines, all of the Executive Officers have been associated with their respective companies for more than five years, although not necessarily in the same capacity.


(2) The President, Treasurer and Secretary each holds office until his or her successor has been duly elected and qualified, and all other officers hold offices in accordance with the By-laws of the Trust.


COMPENSATION OF TRUSTEES AND OFFICERS



     Each Trust pays each of its Non-interested Trustees an annual Trustee's fee plus specified amounts for Board and committee meetings attended and compensates him or her for expenses related to Trust business.



     Scudder supervises each Fund's investments, pays the compensation and certain expenses of its personnel who serve as Trustees and officers of each Trust and receives a management fee for its services. Several of each Trust's officers and Trustees are also officers, Directors, employees or shareholders of Scudder and participate in the fees paid to that firm, although each such Trust makes no direct payments to them other than for reimbursement of travel expenses in connection with their attendance at certain Trustees' and committee meetings.

     The following Compensation Table provides in tabular form the following data:

          Column (1)  All Trustees who receive compensation from each Trust.

          Column (2) Aggregate compensation received by each Trustee of each Trust during the calendar year 1996.

          Column (3) Total compensation received by each Trustee from funds managed by Scudder (collectively, the "Fund Complex") during the calendar year 1996.

     The Trustees do not receive any pension or retirement benefits from any Trust.

                                    COMPENSATION TABLE


                                                  (2)
                                         AGGREGATE COMPENSATION                          (3)
                        --------------------------------------------------------        TOTAL
                                                                        SCUDDER     COMPENSATION
                         SCUDDER                                          U.S.        FROM THE
         (1)               CASH      SCUDDER    SCUDDER      SCUDDER    TREASURY   TRUSTS AND FUND
       NAME OF          INVESTMENT    GNMA     INVESTMENT   PORTFOLIO    MONEY         COMPLEX
       TRUSTEE            TRUST       FUND       TRUST        TRUST       FUND     PAID TO TRUSTEE
----------------------  ----------   -------   ----------   ---------   --------   ---------------
Henry P. Becton, Jr.      $8,900          --    $ 17,800     $ 20,712         --     $    91,012
                                                                                       (16 Funds)
Dawn-Marie Driscoll       $9,500     $ 9,500          --           --    $ 9,500     $   103,000
                                                                                       (16 Funds)
Peter B. Freeman          $9,500          --          --           --         --     $   131,734
                                                                                       (33 Funds)
George M. Lovejoy, Jr.    $9,500     $ 9,500    $ 19,300     $ 22,512    $ 9,500     $   124,512
                                                                                       (13 Funds)
Dr. Wesley W. Marple,
  Jr.                         --     $ 9,500    $ 19,300     $ 22,512         --     $   106,812
                                                                                       (16 Funds)
Jean C. Tempel                --     $ 9,200    $ 18,400     $ 21,312    $ 9,200     $   102,895
                                                                                       (16 Funds)


REQUIRED VOTE

     Election of each of the listed nominees for Trustee requires the affirmative vote of a plurality of the votes of each Trust cast at the Special Meeting in person or by proxy. This means that the eight nominees receiving the largest number of votes will be elected. The Trustees of each Trust recommend that the shareholders of each Trust vote in favor of each of the nominees listed in this Proposal 2.

               PROPOSAL 3: APPROVAL OR DISAPPROVAL OF THE BOARD'S
               DISCRETIONARY AUTHORITY TO CONVERT EACH FUND TO A
                          MASTER/FEEDER FUND STRUCTURE


     If this Proposal 3 is approved by shareholders, the Board could determine that the objectives of a Fund would be achieved more efficiently, while retaining its current distribution arrangements, by investing in a master fund in a master/feeder fund structure as described below, and in that case cause the Fund to do so without further approval by shareholders.



     A master/feeder fund structure is one in which a fund (a feeder fund), instead of investing directly in a portfolio of securities, invests all of its investment assets in another investment company (the master fund) with substantially the same investment objectives and policies as the feeder fund. Such a structure permits the pooling of assets of two or more feeder funds in the master fund in an effort to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder fund level. An existing investment company could convert to a feeder fund by selling all of its investments, which involves brokerage and other transaction costs and the realization of taxable gain or loss, or by contributing its assets to the master fund and avoiding transaction costs and, if tax requirements are satisfied, the realization of taxable gain or loss.


     Under each Trust's Declaration of Trust, the affirmative vote of a majority of the shares of a Fund is required to sell or transfer substantially all of the assets of the Fund. One way to convert a Fund to a master/feeder fund structure is through a sale or transfer of assets. Thus, approval of the Board's discretionary authority to convert a Fund to a master/feeder fund structure through a sale or transfer of assets requires, under a conservative interpretation of each Trust's Declaration of Trust, the affirmative vote of a majority of the shares of the Fund.

     A master fund must have the identical investment objective and substantially the same investment policies as its feeder funds. This means that the assets of the master fund are invested in the same types of securities in which its feeder funds are authorized to invest.


     Management of each Trust believes that, generally, the larger the pool of assets being managed the more efficiently and cost-effectively it can be managed. Because a master fund pools the assets of multiple feeder funds, it provides an effective means of creating larger asset pools. Whether the Board would exercise its discretionary authority to convert a Fund to a master/feeder fund structure would depend upon the existence of appropriate opportunities to pool the Fund's assets with those of other feeder funds. The primary motivation for considering a master/feeder fund structure is to seek to achieve possible economies of scale and efficiencies in portfolio management, while preserving separate identities, management and/or distribution channels at the feeder fund level. The Trustees' decision to convert a Fund would be based upon their determination that it would be in the best interests of both the Fund and its shareholders after consideration of all relevant factors, including the relative fund expenses associated with a master/feeder fund structure.



     A feeder fund can withdraw its investment in a master fund at any time if its board determines that it is in the best interests of the shareholders to do so or if the investment policies or restrictions of the master fund were changed so that they were inconsistent with the policies and restrictions of the feeder fund. Upon any such withdrawal, the board of the fund would consider what action might be taken, including the investment of all of the assets of the fund in another pooled investment entity having substantially the same investment objectives and policies as the fund or the investment of the fund's assets directly in a portfolio of investments in accordance with its investment objective and policies.


REQUIRED VOTE


     Shareholders of each Fund will vote separately with respect to this Proposal 3. Approval of this Proposal 3 by a Fund requires the affirmative vote of a majority of the shares of the Fund. The Trustees of each Trust recommend that shareholders of each Fund vote in favor of the approval of this Proposal 3.


                      PROPOSAL 4: APPROVAL OR DISAPPROVAL

                        OF AMENDMENTS TO THE DECLARATION

                            OF TRUST FOR EACH TRUST


     Changes and regulatory developments in the investment company industry have occurred since the current form of each Trust's Declaration of Trust was adopted. Because consummation of the Transactions described in Proposal 1 requires the holding of this Special Meeting, the Trustees of each Trust have determined to seek at the same time shareholder approval of amendments to the Declaration of Trust (with such amendments, the "Amended Declaration") designed to reflect those changes and developments. The principal changes in the current Declaration of Trust which would be effected by shareholder approval of the Amended Declaration are described below. A copy of the amendments to the Declarations of Trust is attached to this proxy statement as Exhibit C.



     Master/Feeder Structure. A new Section 2.2(i) would be added to give the Trustees the express power to accomplish each Fund's objective by investing all or a portion of its assets in another investment company in a "master/feeder" fund structure, by transferring assets of the Fund to the other investment company or otherwise, without further shareholder approval. This section of the Amended Declaration would grant to the Trustees power which is similar to that included in Proposal 3, but differs from it as described in the next paragraph.



     A master/feeder fund structure is described in Proposal 3. Management of each Trust believes the Trustees currently have the power to enter into a master/feeder fund structure, although a conservative interpretation of the current Declaration of Trust is that shareholder approval is required for the transfer of substantially all of a Fund's assets to a master fund to accomplish that objective. Such a vote is not required to sell all of the Fund's portfolio securities and to purchase its interest in the master fund with the proceeds. The express grant to the Trustees of the power in the Amended Declaration to enter into a master/feeder fund structure would remove any doubt as to the Trustees' power to transfer assets to a master fund without shareholder approval, and differs from the approval of entry into a master/feeder fund structure sought in Proposal 3 primarily in that a power contained in any Trust's Declaration of Trust is effective in perpetuity unless the Declaration of Trust is amended or terminated. Thus, if Proposal 3 is approved but if it were concluded in the future that the approval had lapsed due to the passage of time, the power of the Trustees to enter into a master/feeder fund structure would nevertheless continue under proposed Section 2.2(i) of the Amended Declaration, if approved.



     Shareholder Voting. Under the Amended Declaration, shareholders would continue to have the same rights as they now have to elect and remove Trustees, to further amend the Declaration of Trust and to vote on certain other matters.
Section 5.9 would be amended to eliminate shareholder voting under the Declaration with respect to investment advisory or management contracts and Rule 12b-1 plans; each of these matters must be voted on under provisions of the 1940 Act or the rules thereunder, and a separate requirement in the Trust's governing instrument is unnecessary. The Amended Declaration would also eliminate shareholder voting on a merger, consolidation, sale of assets or incorporation of the Trust. Although the Trustees ordinarily would not expect to take such an action without shareholder approval, there are situations, as with a very small, uneconomical fund, a sufficient number of whose shareholders cannot be located, where Trustee action alone would be in the best interest of shareholders.


REQUIRED VOTE


     Approval of this Proposal 4 with respect to each Trust requires the vote of two-thirds of the shares of that Trust outstanding and entitled to vote. If the shareholders of any Trust fail to approve this Proposal 4, the Trust's current Declaration of Trust would not be amended as described in this Proposal 4. The Trustees of each Trust recommend that the shareholders of each Trust vote in favor of this Proposal 4.



                   PROPOSAL 5: APPROVAL OR DISAPPROVAL OF THE

              REVISION OF CERTAIN FUNDAMENTAL INVESTMENT POLICIES

     The 1940 Act requires an investment company to have adopted certain specified investment policies which can be changed only by a shareholder vote. Those policies are often referred to as "fundamental" policies. In the past, fundamental policies were adopted by the Trusts on behalf of their Funds, and in some cases amended by vote of the shareholders of the affected Fund, in order to reflect regulatory, business or industry conditions which were in effect at the time the particular action was taken. Because of the opportunity afforded by this Special Meeting, there has been a review of each Fund's fundamental policies with the goal of simplifying, modernizing and making consistent as far as possible the fundamental policies of all open-end investment companies managed by Scudder.


     This Proposal seeks shareholder approval of changes which are intended to accomplish that goal. The proposed changes to each Fund's fundamental policies are discussed in detail below. Please refer to the proposed policies as set forth in Exhibit D. Each Fund's current fundamental investment policies are set forth in Exhibit E.



     Each of the fundamental policies proposed for adoption with respect to each Fund is in an area in which the 1940 Act requires that the Fund adopt a fundamental policy. Except for the policy on borrowing as discussed below, none of the proposed policies differs from the respective Fund's current comparable policy in a material way, although the formulation of the policy may differ from the current one in the interest of uniformity and simplicity. Each Fund's policies with respect to diversification, the issuance of senior securities, and the underwriting of securities issued by others differ from the current policies of each Fund in that the requirements of the 1940 Act, which of course apply, are not spelled out in detail. Under such new policies, the limitation on each Fund would, therefore, be determined by reference to the provisions of the 1940 Act, the rules thereunder, and applicable interpretations of the Commission or its staff rather than the express terms of the policies.



     Shareholders will be asked to vote on each proposed fundamental policy separately on the enclosed proxy card.



PROPOSAL 5.1: DIVERSIFICATION


     Each Fund is a "diversified" fund under the 1940 Act. Under its current diversification policy, each Fund, with respect to 75% of the value of its total assets, may not purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, with exceptions for U.S. Government securities and securities of other investment companies. This restriction is substantially identical to the definition of a diversified fund under the 1940 Act. The applicable policy of Scudder Cash Investment Trust also expressly exempts from the limitations of the policy cash and cash equivalents, which are also exempt from the 1940 Act limitations, and further states that the amount of total assets that may be invested in the securities of any one issuer will instead be limited by federal restrictions applicable to money market funds. In light of the provisions of the 1940 Act concerning the requirements of maintaining diversified status as well as the rules applicable to money market funds, the specific references to cash and cash equivalents, and to money market fund regulations, do not, in the opinion of management of the Trusts, affect the Funds' diversification policies and, therefore, such references are unnecessary. Accordingly, the proposed statement that each Fund has elected to be classified as a diversified Fund represents no substantive change in the current diversification policy for any of the Funds.


PROPOSAL 5.2: BORROWING



     The current policy of each Fund prohibits borrowing money, except as a temporary measure for extraordinary or emergency purposes and except in connection with reverse repurchase agreements, provided that the Fund maintains asset coverage of 300% for all borrowings. Under the proposed policy, each Fund would not be limited to borrowing for temporary or emergency purposes; however, if the Trustees determine with respect to any Fund to permit borrowing for other purposes, which they currently do not intend to do, the applicable Fund's disclosure documents would be amended to disclose that fact. Although the Trustees do not currently intend to permit a Fund to borrow for investment leverage purposes, such borrowings would increase the Fund's volatility and the risk of loss in a declining market. Borrowings under reverse repurchase agreements are now permitted, and would be permitted under the proposed policy. The 1940 Act requires borrowings to have 300% asset coverage, which requirement would, therefore, remain unchanged under the proposed policy except to the extent that reverse repurchase agreements would not be subject, under the proposed policy, to the 300% asset coverage requirement. Consequently, the proposed policy would permit a Fund to engage in reverse repurchase agreements to a greater extent than under the current policy.



PROPOSAL 5.3: SENIOR SECURITIES



     The current policy of each Fund prohibits the issuance of senior securities (i.e., securities which are obligations or instruments evidencing indebtedness), except in connection with permitted indebtedness and except in connection with the issuance of separate classes or series of shares. The current policy, therefore, specifically excepts from the prohibition on the issuance of senior securities certain practices which, under the current policies of the Commission or its staff, are not deemed to involve the issuance of senior securities. Accordingly, management of each Trust believes that it is not necessary to specify those exceptions in the Funds' fundamental policies with regard to senior securities because they are permitted under the 1940 Act.



PROPOSAL 5.4: CONCENTRATION


     Each Fund's current policy in effect prohibits the purchase of securities if it would result in more than 25% of the market value of the Fund's total assets being invested in securities of one or more issuers having their principal business activities in the same industry. There are exceptions for U.S. Government securities, and, in the case of Scudder Cash Investment Trust, for certificates of deposit or bankers' acceptances. In some cases, what constitutes an industry for the purposes of this restriction is included in the policy itself. While the 1940 Act does not define what constitutes "concentration" in an industry, the staff of the Commission takes the position that investment of more than 25% of a fund's assets in an industry constitutes concentration. If a fund concentrates in an industry, it must at all times have more than 25% of its assets invested in that industry, and if its policy is not to concentrate, as is the case with each of the Funds, it may not invest more than 25% of its assets in the applicable industry, unless, in either case, the fund discloses the specific conditions under which it will change from concentrating to not concentrating or vice versa. A fund is permitted to adopt reasonable definitions of what constitutes an industry, or it may use standard classifications promulgated by the Commission, or some combination thereof. Because a fund may create its own reasonable industry classifications, management of each Trust believes that it is not necessary to include such matters in the fundamental policy of a Fund.


     The proposed concentration policy of Scudder Cash Investment Trust reserves freedom of action for that Fund to concentrate in instruments issued by domestic banks, which provision is similar to but broader than the current provisions referred to above with respect to certificates of deposit and bankers' acceptances. The proposed policy is common among money market funds. No change in the operations of Scudder Cash Investment Trust is anticipated if the proposed policies are approved.


PROPOSALS 5.5 THROUGH 5.8: OTHER POLICIES -- UNDERWRITING OF SECURITIES, INVESTMENT IN REAL ESTATE, PURCHASE OF COMMODITIES AND LENDING



     Each of the other proposed fundamental policies regarding underwriting of securities (Proposal 5.5), investment in real estate (Proposal 5.6), purchase of physical commodities (Proposal 5.7) and lending (Proposal 5.8) is not materially different from the current comparable policy of each Fund except that these policies have been reworded or clarified.


REQUIRED VOTE


     Approval of the proposed fundamental policies with respect to any Fund requires the affirmative vote of a majority of the outstanding voting securities, as defined above, of that Fund. If the shareholders of any Fund fail to approve any proposed fundamental policy, the current such policy will remain in effect. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of each item in this Proposal 5.

                     PROPOSAL 6: RATIFICATION OR REJECTION
                  OF THE SELECTION OF INDEPENDENT ACCOUNTANTS

     The Board of Trustees of each of the Trusts, including a majority of the Non-interested Trustees, has selected Coopers & Lybrand L.L.P. to act as independent accountants for each of the Funds for each Fund's current fiscal year. Coopers & Lybrand L.L.P. are independent accountants and have advised the Funds that they have no direct financial interest or material indirect financial interest in the Funds. One or more representatives of Coopers & Lybrand L.L.P. are expected to be present at the Special Meeting and will have an opportunity to make a statement if they so desire. Such representatives are expected to be available to respond to appropriate questions posed by shareholders or management.

REQUIRED VOTE


     Ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes of each Fund cast at the Special Meeting in person or by proxy. The Trustees of each Trust recommend that the shareholders of each Fund vote in favor of this Proposal 6.


                             ADDITIONAL INFORMATION

GENERAL

     The cost of preparing, printing and mailing the enclosed proxy and proxy statement and all other costs incurred in connection with the solicitation of proxies, including any additional solicitation made by letter, telephone or telegraph, will be paid by Scudder. In addition to solicitation by mail, certain officers and representatives of each Trust, officers and employees of Scudder and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit proxies by telephone, telegram or personally.

     Shareholder Communications Corporation ("SCC") has been engaged to assist in the solicitation of proxies. As the Special Meeting date approaches, certain shareholders of each Fund may receive a telephone call from a representative of SCC if their vote has not yet been received. Authorization to permit SCC to execute proxies may be obtained by telephonic or electronically transmitted instructions from shareholders of each Fund. Proxies that are obtained telephonically will be recorded in accordance with the procedures set forth below. The Trustees believe that these procedures are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately determined.

     In all cases where a telephonic proxy is solicited, the SCC representative is required to ask for each shareholder's full name, address, social security or employer identification number, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and the number of shares owned, and to confirm that the shareholder has received the proxy statement card in the mail. If the information solicited agrees with the information provided to SCC, then the SCC representative has the responsibility to explain the process, read the proposals listed on the proxy card, and ask for the shareholder's instructions on each proposal. The SCC representative, although he or she is permitted to answer questions about the process, is not permitted to recommend to the shareholder how to vote, other than to read any recommendation set forth in the proxy statement. SCC will record the shareholder's instructions on the card. Within 72 hours, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call SCC immediately if his or her instructions are not correctly reflected in the confirmation.



     If the shareholder wishes to participate in the Special Meeting, but does not wish to give his or her proxy by telephone, the shareholder may still submit the proxy card originally sent with the proxy statement or attend in person. Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact SCC toll-free at 1-800-733-8481, ext.
488. Any proxy given by a shareholder, whether in writing or by telephone, is revocable.


PROPOSALS OF SHAREHOLDERS

     Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting subsequent to the Special Meeting, if any, should send their written proposals to the Secretary of the Trust, c/o Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, within a reasonable time before the solicitation of proxies for such meeting. The timely submission of a proposal does not guarantee its inclusion.

OTHER MATTERS TO COME BEFORE THE SPECIAL MEETING

     No Board of Trustees is aware of any matters that will be presented for action at the Special Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of each Trust and/or Fund.


PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD(S) PROMPTLY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.



By order of the Boards of Trustees,


[Thomas F. McDonough signature]

Thomas F. McDonough
Secretary

                                                                       EXHIBIT A

                                  NAME OF FUND
                            TWO INTERNATIONAL PLACE
                          BOSTON, MASSACHUSETTS 02110

                                                                           , 199

Scudder Kemper Investments, Inc.
345 Park Avenue
New York, New York 10154

                        INVESTMENT MANAGEMENT AGREEMENT
                                [NAME OF SERIES]

Ladies and Gentlemen:

     [Name of Trust] (the "Trust") has been established as a Massachusetts business Trust to engage in the business of an investment company. Pursuant to the Trust's Declaration of Trust, as amended from time-to-time (the "Declaration"), the Board of Trustees has divided the Trust's shares of
beneficial interest, par value $          per share, (the "Shares") into
separate series, or funds, including [name of series] (the "Fund"). Series may be abolished and dissolved, and additional series established, from time to time by action of the Trustees.

     The Trust, on behalf of the Fund, has selected you to act as the sole investment manager of the Fund and to provide certain other services, as more fully set forth below, and you have indicated that you are willing to act as such investment manager and to perform such services under the terms and conditions hereinafter set forth. Accordingly, the Trust on behalf of the Fund agrees with you as follows:

          1. Delivery of Documents. The Trust engages in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objectives, policies and restrictions specified in the currently effective Prospectus (the "Prospectus") and Statement of Additional Information (the "SAI") relating to the Fund included in the Trust's Registration Statement on Form N-1A, as amended from time to time, (the "Registration Statement") filed by the Trust under the Investment Company Act of 1940, as amended, (the "1940 Act") and the Securities Act of 1933, as amended. Copies of the documents referred to in the preceding sentence have been furnished to you by the Trust. The Trust has also furnished you with copies properly certified or authenticated of each of the following additional documents related to the Trust and the
     Fund:

             (a) The Declaration dated             , 19  , as amended to date.

             (b) By-Laws of the Trust as in effect on the date hereof (the "By-Laws").

             (c) Resolutions of the Trustees of the Trust and the shareholders of the Fund selecting you as investment manager and approving the form of this Agreement.

             (d) Establishment and Designation of Series of Shares of Beneficial
        Interest dated             , 19  relating to the Fund.

     The Trust will furnish you from time to time with copies, properly certified or authenticated, of all amendments of or supplements, if any, to the foregoing, including the Prospectus, the SAI and the Registration Statement.

          2. Sublicense to Use the Scudder Trademarks. As exclusive licensee of the rights to use and sublicense the use of the "Scudder" and ["Scudder Kemper Investments, Inc."/"Scudder, Stevens & Clark, Inc."] trademarks (together, the "Scudder Marks"), you hereby grant the Trust a nonexclusive right and sublicense to use (i) the "Scudder" name and mark as part of the Trust's name (the "Fund Name"), and (ii) the Scudder Marks in connection with the Trust's investment products and services, in each case only for so long as this Agreement, any other investment management agreement between you and the Trust, or any extension, renewal or amendment hereof or thereof remains in effect, and only for so long as you are a licensee of the Scudder Marks, provided however, that you agree to use your best efforts to maintain your license to use and sublicense the Scudder Marks. The Trust agrees that it shall have no right to sublicense or assign rights to use the Scudder Marks, shall acquire no interest in the Scudder Marks other than the rights granted herein, that all of the Trust's uses of the Scudder Marks shall inure to the benefit of Scudder Trust Company as owner and licensor of the Scudder Marks (the "Trademark Owner"), and that the Trust shall not challenge the validity of the Scudder Marks or the Trademark Owner's ownership thereof. The Trust further agrees that all services and products it offers in connection with the Scudder Marks shall meet commercially reasonable standards of quality, as may be determined by you or the Trademark Owner from time to time, provided that you acknowledge that the services and products the Trust rendered during the one-year period preceding the date of this Agreement are acceptable. At your reasonable request, the Trust shall cooperate with you and the Trademark Owner and shall execute and deliver any and all documents necessary to maintain and protect (including but not limited to in connection with any trademark infringement action) the Scudder Marks and/or enter the Trust as a registered user thereof. At such time as this Agreement or any other investment management agreement shall no longer be in effect between you (or your successor) and the Trust, or you no longer are a licensee of the Scudder Marks, the Trust shall (to the extent that, and as soon as, it lawfully can) cease to use the Fund Name or any other name indicating that it is advised by, managed by or otherwise connected with you (or any organization which shall have succeeded to your business as investment manager) or the Trademark Owner. In no event shall the Trust use the Scudder Marks or any other name or mark confusingly similar thereto (including, but not limited to, any name or mark that includes the name "Scudder") if this Agreement or any other investment advisory agreement between you (or your successor) and the Fund is terminated.

          3. Portfolio Management Services. As manager of the assets of the Fund, you shall provide continuing investment management of the assets of the Fund in accordance with the investment objectives, policies and restrictions set forth in the Prospectus and SAI; the applicable provisions of the 1940 Act and the Internal Revenue Code of 1986, as amended, (the "Code") relating to regulated investment companies and all rules and regulations thereunder; and all other applicable federal and state laws and regulations of which you have knowledge; subject always to policies and instructions adopted by the Trust's Board of Trustees. In connection therewith, you shall use reasonable efforts to manage the Fund so that it will qualify as a regulated investment company under Subchapter M of the Code and regulations issued thereunder. The Fund shall have the benefit of the investment analysis and research, the review of current economic conditions and trends and the consideration of long-range investment policy generally available to your investment advisory clients. In managing the Fund in accordance with the requirements set forth in this section 3, you shall be entitled to receive and act upon advice of counsel to the Trust or counsel to you. You shall also make available to the Trust promptly upon request all of the Fund's investment records and ledgers as are necessary to assist the Trust in complying with the requirements of the 1940 Act and other applicable laws. To the extent required by law, you shall furnish to regulatory authorities having the requisite authority any information or reports in connection with the services provided pursuant to this Agreement which may be requested in order to ascertain whether the operations of the Trust are being conducted in a manner consistent with applicable laws and regulations.

          You shall determine the securities, instruments, investments, currencies, repurchase agreements, futures, options and other contracts relating to investments to be purchased, sold or entered into by the Fund and place orders with broker-dealers, foreign currency dealers, futures commission merchants or others pursuant to your determinations and all in accordance with Fund policies as expressed in the Registration Statement. You shall determine what portion of the Fund's portfolio shall be invested in securities and other assets and what portion, if any, should be held uninvested.

          You shall furnish to the Trust's Board of Trustees periodic reports on the investment performance of the Fund and on the performance of your obligations pursuant to this Agreement, and you shall supply such additional reports and information as the Trust's officers or Board of Trustees shall reasonably request.

          4. Administrative Services. In addition to the portfolio management services specified above in section 3, you shall furnish at your expense for the use of the Fund such office space and facilities in the United States as the Fund may require for its reasonable needs, and you (or one or more of your affiliates designated by you) shall render to the Trust administrative services on behalf of the Fund necessary for operating as an open-end investment company and not provided by persons not parties to this Agreement including, but not limited to, preparing reports to and meeting materials for the Trust's Board of Trustees and reports and notices to Fund shareholders; supervising, negotiating contractual arrangements with, to the extent appropriate, and monitoring the performance of, accounting agents, custodians, depositories, transfer agents and pricing agents, accountants, attorneys, printers, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable to Fund operations; preparing and making filings with the Securities and Exchange Commission (the "SEC") and other regulatory and self-regulatory organizations, including, but not limited to, preliminary and definitive proxy materials, post-effective amendments to the Registration Statement, semi-annual reports on Form N-SAR and notices pursuant to Rule 24f-2 under the 1940 Act; overseeing the tabulation of proxies by the Fund's transfer agent; assisting in the preparation and filing of the Fund's federal, state and local tax returns; preparing and filing the Fund's federal excise tax return pursuant to Section 4982 of the Code; providing assistance with investor and public relations matters; monitoring the valuation of portfolio securities and the calculation of net asset value; monitoring the registration of Shares of the Fund under applicable federal and state securities laws; maintaining or causing to be maintained for the Fund all books, records and reports and any other information required under the 1940 Act, to the extent that such books, records and reports and other information are not maintained by the Fund's custodian or other agents of the Fund; assisting in establishing the accounting policies of the Fund; assisting in the resolution of accounting issues that may arise with respect to the Fund's operations and consulting with the Fund's independent accountants, legal counsel and the Fund's other agents as necessary in connection therewith; establishing and monitoring the Fund's operating expense budgets; reviewing the Fund's bills; processing the payment of bills that have been approved by an authorized person; assisting the Fund in determining the amount of dividends and distributions available to be paid by the Fund to its shareholders, preparing and arranging for the printing of dividend notices to shareholders, and providing the transfer and dividend paying agent, the custodian, and the accounting agent with such information as is required for such parties to effect the payment of dividends and distributions; and otherwise assisting the Trust as it may reasonably request in the conduct of the Fund's business, subject to the direction and control of the Trust's Board of Trustees. Nothing in this Agreement shall be deemed to shift to you or to diminish the obligations of any agent of the Fund or any other person not a party to this Agreement which is obligated to provide services to the Fund.

          5. Allocation of Charges and Expenses. Except as otherwise specifically provided in this section 5, you shall pay the compensation and expenses of all Trustees, officers and executive employees of the Trust (including the Fund's share of payroll taxes) who are affiliated persons of you, and you shall make available, without expense to the Fund, the services of such of your directors, officers and employees as may duly be elected officers of the Trust, subject to their individual consent to serve and to any limitations imposed by law. You shall provide at your expense the portfolio management services described in section 3 hereof and the administrative services described in section 4 hereof.


          You shall not be required to pay any expenses of the Fund other than those specifically allocated to you in this section 5. In particular, but without limiting the generality of the foregoing, you shall not be responsible, except to the extent of the reasonable compensation of such of the Fund's Trustees and officers as are directors, officers or employees of you whose services may be involved, for the following expenses of the Fund: organization expenses of the Fund (including out-of-pocket expenses, but not including your overhead or employee costs); fees payable to you and to any other Fund advisors or consultants; legal expenses; auditing and accounting expenses; maintenance of books and records which are required to be maintained by the Fund's custodian or other agents of the Trust; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by the Fund in connection with membership in investment company trade organizations; fees and expenses of the Fund's accounting agent, custodians, subcustodians, transfer agents, dividend disbursing agents and registrars; payment for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates and, except as provided below in this section 5, other expenses in connection with the issuance, offering, distribution, sale, redemption or repurchase of securities issued by the Fund; expenses relating to investor and public relations; expenses and fees of registering or qualifying Shares of the Fund for sale; interest charges, bond premiums and other insurance expense; freight, insurance and other charges in connection with the shipment of the Fund's portfolio securities; the compensation and all expenses (specifically including travel expenses relating to Trust business) of Trustees, officers and employees of the Trust who are not affiliated persons of you; brokerage commissions or other costs of acquiring or disposing of any portfolio securities of the Fund; expenses of printing and distributing reports, notices and dividends to shareholders; expenses of printing and mailing Prospectuses and SAIs of the Fund and supplements thereto; costs of stationery; any litigation expenses; indemnification of Trustees and officers of the Trust; costs of shareholders' and other meetings; and travel expenses (or an appropriate portion thereof) of Trustees and officers of the Trust who are directors, officers or employees of you to the extent that such expenses relate to attendance at meetings of the Board of Trustees of the Trust or any committees thereof or advisors thereto held outside of Boston, Massachusetts or New York, New York.

          You shall not be required to pay expenses of any activity which is primarily intended to result in sales of Shares of the Fund if and to the extent that (i) such expenses are required to be borne by a principal underwriter which acts as the distributor of the Fund's Shares pursuant to an underwriting agreement which provides that the underwriter shall assume some or all of such expenses, or (ii) the Trust on behalf of the Fund shall have adopted a plan in conformity with Rule 12b-1 under the 1940 Act providing that the Fund (or some other party) shall assume some or all of such expenses. You shall be required to pay such of the foregoing sales expenses as are not required to be paid by the principal underwriter pursuant to the underwriting agreement or are not permitted to be paid by the Fund (or some other party) pursuant to such a plan.


          6. Management Fee. For all services to be rendered, payments to be made and costs to be assumed by you as provided in sections 3, 4 and 5 hereof, the Trust on behalf of the Fund shall pay you in United States Dollars on the last day of each month the unpaid balance of a fee equal to
     the excess of (a) 1/12 of          of 1 percent of the average daily net
     assets as defined below of the Fund for such month; [provided that, for any
     calendar month during which the average of such values exceeds $          ,
     the fee payable for that month based on the portion of the average of such
     values in excess of $          shall be 1/12 of          of 1 percent of
     such portion;] [and provided that, for any calendar month during which the
     average of such values exceeds $          , the fee payable for that month
     based on the portion of the average of such values in excess of $
     shall be 1/12 of          of 1 percent of such portion;] over any
     compensation waived by you from time to time (as more fully described below). You shall be entitled to receive during any month such interim payments of your fee hereunder as you shall request, provided that no such payment shall exceed 75 percent of the amount of your fee then accrued on the books of the Fund and unpaid.


          The "average daily net assets" of the Fund shall mean the average of the values placed on the Fund's net assets as of 4:00 p.m. (New York time) on each day on which the net asset value of the Fund is determined consistent with the provisions of Rule 22c-1 under the 1940 Act or, if the Fund lawfully determines the value of its net assets as of some other time on each business day, as of such time. The value of the net assets of the Fund shall always be determined pursuant to the applicable provisions of the Declaration and the Registration Statement. If the determination of net asset value does not take place for any particular day, then for the purposes of this section 6, the value of the net assets of the Fund as last determined shall be deemed to be the value of its net assets as of 4:00 p.m. (New York time), or as of such other time as the value of the net assets of the Fund's portfolio may be lawfully determined on that day. If the Fund determines the value of the net assets of its portfolio more than once on any day, then the last such determination thereof on that day shall be deemed to be the sole determination thereof on that day for the purposes of this section 6.

          You may waive all or a portion of your fees provided for hereunder and such waiver shall be treated as a reduction in purchase price of your services. You shall be contractually bound hereunder by the terms of any publicly announced waiver of your fee, or any limitation of the Fund's expenses, as if such waiver or limitation were fully set forth herein.

          7. Avoidance of Inconsistent Position; Services Not Exclusive. In connection with purchases or sales of portfolio securities and other investments for the account of the Fund, neither you nor any of your directors, officers or employees shall act as a principal or agent or receive any commission. You or your agent shall arrange for the placing of all orders for the purchase and sale of portfolio securities and other investments for the Fund's account with brokers or dealers selected by you in accordance with Fund policies as expressed in the Registration Statement. If any occasion should arise in which you give any advice to clients of yours concerning the Shares of the Fund, you shall act solely as investment counsel for such clients and not in any way on behalf of the Fund.

          Your services to the Fund pursuant to this Agreement are not to be deemed to be exclusive and it is understood that you may render investment advice, management and services to others. In acting under this Agreement, you shall be an independent contractor and not an agent of the Trust. Whenever the Fund and one or more other accounts or investment companies advised by the Manager have available funds for investment, investments suitable and appropriate for each shall be allocated in accordance with procedures believed by the Manager to be equitable to each entity. Similarly, opportunities to sell securities shall be allocated in a manner believed by the Manager to be equitable. The Fund recognizes that in some cases this procedure may adversely affect the size of the position that may be acquired or disposed of for the Fund.

          8. Limitation of Liability of Manager. As an inducement to your undertaking to render services pursuant to this Agreement, the Trust agrees that you shall not be liable under this Agreement for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the matters to which this Agreement relates, provided that nothing in this Agreement shall be deemed to protect or purport to protect you against any liability to the Trust, the Fund or its shareholders to which you would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of your duties, or by reason of your reckless disregard of your obligations and duties hereunder. Any person, even though also employed by you, who may be or become an employee of and paid by the Fund shall be deemed, when acting within the scope of his or her employment by the Fund, to be acting in such employment solely for the Fund and not as your employee or agent.


          9. Duration and Termination of This Agreement. This Agreement shall remain in force until September 30, 19 , and continue in force from year to year thereafter, but only so long as such continuance is specifically approved at least annually (a) by the vote of a majority of the Trustees who are not parties to this Agreement or interested persons of any party to this Agreement, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust, or by the vote of a majority of the outstanding voting securities of the Fund. The aforesaid requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder and any applicable SEC exemptive order therefrom.


          This Agreement may be terminated with respect to the Fund at any time, without the payment of any penalty, by the vote of a majority of the outstanding voting securities of the Fund or by the Trust's Board of Trustees on 60 days' written notice to you, or by you on 60 days' written notice to the Trust. This Agreement shall terminate automatically in the event of its assignment.


          10. Amendment of this Agreement. No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against whom enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved in a manner consistent with the 1940 Act and rules and regulations thereunder and any applicable SEC exemptive order therefrom.



          11. Limitation of Liability for Claims. The Declaration, a copy of which, together with all amendments thereto, is on file in the Office of the Secretary of the Commonwealth of Massachusetts, provides that the name
     "Scudder          Trust" refers to the Trustees under the Declaration
     collectively as Trustees and not as individuals or personally, and that no shareholder of the Fund, or Trustee, officer, employee or agent of the Trust, shall be subject to claims against or obligations of the Trust or of the Fund to any extent whatsoever, but that the Trust estate only shall be liable.


          You are hereby expressly put on notice of the limitation of liability as set forth in the Declaration and you agree that the obligations assumed by the Trust on behalf of the Fund pursuant to this Agreement shall be limited in all cases to the Fund and its assets, and you shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Fund or any other series of the Trust, or from any Trustee, officer, employee or agent of the Trust. You understand that the rights and obligations of each Fund, or series, under the Declaration are separate and distinct from those of any and all other series.

          12. Miscellaneous. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. This Agreement may be executed simultaneously in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of "affiliated person," "assignment" and "majority of the outstanding voting securities"), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the SEC by any rule, regulation or order.

     This Agreement shall be construed in accordance with the laws of the Commonwealth of Massachusetts, provided that nothing herein shall be construed in a manner inconsistent with the 1940 Act, or in a manner which would cause the Fund to fail to comply with the requirements of Subchapter M of the Code.

     This Agreement shall supersede all prior investment advisory or management agreements entered into between you and the Trust on behalf of the Fund.

     If you are in agreement with the foregoing, please execute the form of acceptance on the accompanying counterpart of this letter and return such counterpart to the Trust, whereupon this letter shall become a binding contract effective as of the date of this Agreement.

                                   Yours very truly,

                                   [NAME OF TRUST], on behalf of
                                   Scudder                    Fund

                                   By:

             -------------------------------------------------------------------
                                       President

     The foregoing Agreement is hereby accepted as of the date hereof.

                                   SCUDDER KEMPER INVESTMENTS, INC.

                                   By:

             -------------------------------------------------------------------
                                       Managing Director

                                                                       EXHIBIT B

                    INVESTMENT OBJECTIVES AND ADVISORY FEES
              FOR FUNDS ADVISED BY SCUDDER, STEVENS & CLARK, INC.


                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
MONEY MARKET
 Scudder U.S. Treasury Money    Safety, liquidity, and stability    0.500% of             $  398,597,054
   Fund                         of capital and, consistent          net assets+
                                therewith, current income.
 Scudder Cash Investment        Stability of capital while          0.500% to             $1,430,623,516
   Trust                        maintaining liquidity of capital    $250 million
                                and providing current income from   0.450% next
                                money market securities.            $250 million
                                                                    0.400% next
                                                                    $500 million
                                                                    0.350%
                                                                    thereafter+
 Scudder Money Market Series    High level of current income        0.250% of             $  384,509,425**
                                consistent with preservation of     net assets
                                capital and liquidity by
                                investing in a broad range of
                                short-term money market
                                instruments.
 Scudder Government Money       High level of current income        0.250% of             $   36,794,563**
   Market Series                consistent with preservation of     net assets
                                capital and liquidity by
                                investing exclusively in
                                obligations issued or guaranteed
                                by the U.S. Government or its
                                agencies or instrumentalities and
                                in certain repurchase agreements.
TAX FREE MONEY MARKET
 Scudder Tax Free Money Fund    Income exempt from regular          0.500% to             $  220,245,241
                                federal income taxes and            $500 million
                                stability of principal through      0.480%
                                investments in municipal            thereafter+
                                securities.
 Scudder Tax Free Money         High level of current income,       0.250% of             $   79,695,218**
   Market Series                consistent with preservation of     net assets
                                capital and liquidity, exempt
                                from federal income tax by
                                investing primarily in high
                                quality municipal obligations.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
** Program assets as of 7/31/97.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 Scudder California Tax Free    Stability of capital and the        0.500% of             $   68,695,680
   Money Fund                   maintenance of a constant net       net assets+
                                asset value of $1.00 per share
                                while providing California tax
                                payers income exempt from both
                                California state personal and
                                regular federal income tax
                                through investment in high
                                quality, short- term tax-exempt
                                California municipal securities.
 Scudder New York Tax Free      Stability of capital and income     0.500% of             $   59,538,652
   Money Fund                   exempt from New York state and      net assets+
                                New York City personal income
                                taxes and regular federal income
                                tax through investment in high
                                quality, short-term municipal
                                securities in New York.
TAX FREE
 Scudder Limited Term Tax       High level of income exempt from    0.600% of             $  123,660,431
   Free Fund                    regular federal income tax          net assets+
                                consistent with a high degree of
                                principal stability.
 Scudder Medium Term Tax Free   High level of income exempt from    0.600% to             $  650,504,081
   Fund                         regular federal income tax and      $500 million
                                limited principal fluctuation       0.500% thereafter
                                through investment primarily in
                                high grade intermediate term
                                municipal securities.
 Scudder Managed Municipal      Income exempt from regular          0.550% to             $  737,422,861
   Bonds                        federal income tax primarily        $200 million
                                through investments in high-grade   0.500% next
                                long-term municipal securities.     $500 million
                                                                    0.475% thereafter
 Scudder High Yield Tax Free    High level of income, exempt from   0.650% to             $  293,101,021
   Fund                         regular federal income tax, from    $300 million
                                an actively managed portfolio       0.600% thereafter
                                consisting primarily of
                                investment grade municipal
                                securities.
 Scudder California Tax Free    Income exempt from both             0.625% to             $  288,576,041
   Fund                         California state personal income    $200 million
                                tax and regular federal income      0.600% thereafter
                                tax primarily through investment
                                grade municipal securities.
 Scudder Massachusetts          A high level of income exempt       0.600% of             $   65,505,088
   Limited Term Tax Free Fund   from both Massachusetts personal    net assets+
                                income tax and regular federal
                                income tax as is consistent with
                                a high degree of price stability.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 Scudder Massachusetts Tax      A high level of income exempt       0.600% of             $  329,842,169
   Free Fund                    from both Massachusetts personal    net assets
                                income tax and regular federal
                                income tax through investment
                                primarily in long-term
                                investment- grade municipal
                                securities in Massachusetts.
 Scudder New York Tax Free      Income exempt from New York state   0.625% to             $  180,647,157
   Fund                         and New York City personal income   $200 million
                                taxes and regular federal income    0.600% thereafter
                                tax through investment primarily
                                in long-term investment-grade
                                municipal securities in New York.
 Scudder Ohio Tax Free Fund     Income exempt from Ohio personal    0.600% of             $   84,109,009
                                income tax and regular federal      net assets+
                                income tax through investment
                                primarily in investment-grade
                                municipal securities in Ohio.
 Scudder Pennsylvania Tax       Income exempt from Pennsylvania     0.600% of             $   74,177,997
   Free Fund                    personal income tax and regular     net assets+
                                federal income tax through
                                investment primarily in
                                investment-grade municipal
                                securities in Pennsylvania.
U.S. INCOME
 Scudder Short Term Bond Fund   High level of income consistent     0.600% to             $1,468,170,885
                                with a high degree of principal     $500 million
                                stability through investments       0.500% next
                                primarily in high quality           $500 million
                                short-term bonds.                   0.450% next
                                                                    $500 million
                                                                    0.400% next
                                                                    $500 million
                                                                    0.375% next
                                                                    $1 billion
                                                                    0.350% thereafter
 Scudder Zero Coupon 2000       High investment returns over a      0.600% of             $   25,440,414
   Fund                         selected period as is consistent    net assets+
                                with investment in U.S.
                                Government securities and the
                                minimization of reinvestment
                                risk.
 Scudder GNMA Fund              High current income and safety of   0.650% to             $  383,008,164
                                principal primarily from            $200 million
                                investment in U.S. Government       0.600% next
                                guaranteed mortgage-backed GNMA     $300 million
                                securities.                         0.550% thereafter
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 Scudder Income Fund            A high level of income,             0.650% to             $  578,519,502
                                consistent with the prudent         $200 million
                                investment of capital, through a    0.600% next
                                flexible investment program         $300 million
                                emphasizing high-grade bonds.       0.550% thereafter
 Scudder High Yield Bond Fund   A high level of current income      0.700% of             $   73,523,094
                                and capital appreciation through    net assets
                                investment primarily in below
                                investment-grade domestic debt
                                securities.
GLOBAL INCOME
 Scudder Global Bond Fund       Total return with an emphasis on    0.750% to             $  217,403,907
                                current income by investing         $1 billion
                                primarily in high-grade bonds       0.700%
                                denominated in foreign currencies   thereafter+
                                and the U.S. dollar.
 Scudder International Bond     Income primarily by investing in    0.850% to             $  235,993,183
   Fund                         high-grade international bonds      $1 billion
                                and protection and possible         0.800% thereafter
                                enhancement of principal value by
                                actively managing currency, bond
                                market and maturity exposure and
                                by security selection.
 Scudder Emerging Markets       High current income and,            1.000% of             $  304,607,984
   Income Fund                  secondarily, long-term capital      net assets
                                appreciation by investing
                                primarily in high-yielding debt
                                securities issued in emerging
                                markets.
ASSET ALLOCATION
 Scudder Pathway Conservative   Current income and, secondarily,    There will be no      $   13,928,759***
   Portfolio                    long-term growth of capital by      fee as the Manager
                                investing substantially in          will receive a fee
                                Scudder bond mutual funds, but      from the underlying
                                will have some exposure to          funds.
                                Scudder equity mutual funds.
 Scudder Pathway Balanced       Balance of growth and income by     There will be no      $  167,721,722***
   Portfolio                    investing in a mix of Scudder       fee as the Manager
                                money market, bond and equity       will receive a fee
                                mutual funds.                       from the underlying
                                                                    funds.
 Scudder Pathway Growth         Long-term growth of capital by      There will be no      $   42,234,535***
   Portfolio                    investing predominantly in          fee as the Manager
                                Scudder equity mutual funds         will receive a fee
                                designed to provide long-term       from the underlying
                                growth.                             funds.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 Scudder Pathway                Maximize total return by            There will be no      $    8,983,598***
   International Portfolio      investing in a select mix of        fee as the Manager
                                established international and       will receive a fee
                                global Scudder Funds.               from the underlying
                                                                    funds.
U.S. GROWTH AND INCOME
 Scudder Balanced Fund          A balance of growth and income      0.700% of             $  109,541,542
                                from a diversified portfolio of     net assets+
                                equity and fixed income
                                securities and long-term
                                preservation of capital through a
                                quality oriented investment
                                approach designed to reduce risk.
 Scudder Growth and Income      Long-term growth of capital,        0.600% to             $4,186,481,205
   Fund                         current income and growth of        $500 million
                                income primarily from common        0.550% next
                                stocks, preferred stocks and        $500 million
                                securities convertible into         0.500% next
                                common stocks.                      $500 million
                                                                    0.475% next
                                                                    $500 million
                                                                    0.450% next
                                                                    $1 billion
                                                                    0.425% next
                                                                    $1.5 billion
                                                                    0.405% thereafter
U.S. GROWTH
 Scudder Large Company Value    Maximize long-term capital          0.750% to             $1,651,459,797
   Fund (formerly Scudder       appreciation through a value        $500 million
   Capital Growth Fund)         driven investment program           0.650% next
                                emphasizing common stocks and       $500 million
                                preferred stocks.                   0.600% next
                                                                    $500 million
                                                                    0.550% thereafter
 Scudder Value Fund             Long-term growth of capital         0.700% of             $   88,874,292
                                through investment in undervalued   net assets
                                equity securities.
 Scudder Small Company Value    Long-term growth of capital by      0.750% of             $   41,187,186
   Fund                         investing primarily in              net assets+
                                undervalued equity securities of
                                small U.S. companies.
 Scudder Micro Cap Fund         Long-term growth of capital by      0.750% of             $   72,048,339***
                                investing primarily in a            net assets+
                                diversified portfolio of U.S.
                                micro-cap common stocks.
 Scudder Classic Growth Fund    Long-term growth of capital while   0.700% of             $   33,867,066
                                keeping the value of its shares     net assets+
                                more stable than other growth
                                mutual funds.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 Scudder Large Company Growth   Long-term growth of capital         0.700% of             $  221,253,633
   Fund (formerly Scudder       through investment primarily in     net assets
   Quality Growth Fund)         the equity securities of
                                seasoned, financially strong U.S.
                                growth companies.
 Scudder Development Fund       Long-term growth of capital by      1.000% to             $  861,564,138
                                investing primarily in equity       $500 million
                                securities of emerging growth       0.950% next
                                companies.                          $500 million
                                                                    0.900% thereafter
 Scudder 21st Century Growth    Long-term growth of capital by      1.000% of             $   20,942,531***
   Fund                         investing primarily in the          net assets+
                                securities of emerging growth
                                companies poised to be leaders in
                                the 21st century.
GLOBAL GROWTH
 Scudder Global Fund            Long-term growth of capital         1.000% to             $1,604,465,769
                                through investment in a             $500 million
                                diversified portfolio of            0.950% next
                                marketable foreign and domestic     $500 million
                                securities, primarily equity        0.900% thereafter
                                securities.
 Institutional International    Long-term growth of capital         0.900% of             $   17,897,508
   Equity Portfolio             primarily through a diversified     net assets+
                                portfolio of marketable foreign
                                equity securities.
 Scudder International Growth   Long-term growth of capital and     1.000% of             $   25,631,898***
   and Income Fund              current income primarily from       net assets+
                                foreign equity securities
 Scudder International Fund     Long-term growth of capital         0.900% to             $2,583,030,686
                                primarily through a diversified     $500 million
                                portfolio of marketable foreign     0.850% next
                                equity securities.                  $500 million
                                                                    0.800% next
                                                                    $1 billion
                                                                    0.750% next
                                                                    $1 billion
                                                                    0.700% thereafter
 Scudder Global Discovery       Above-average capital               1.100% of             $  350,829,980
   Fund                         appreciation over the long-term     net assets
                                by investing primarily in the
                                equity securities of small
                                companies located throughout the
                                world.
 Scudder Emerging Markets       Long-term growth of capital         1.25% of              $   75,793,693
   Growth Fund                  primarily through equity            net assets+
                                investments in emerging markets
                                around the globe.
 Scudder Gold Fund              Maximum return consistent with      1.000% of             $  163,932,814
                                investing in a portfolio of gold-   net assets
                                related equity securities and
                                gold.
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 Scudder Greater Europe         Long-term growth of capital         1.000% of             $  120,300,058
   Growth Fund                  through investment primarily in     net assets
                                the equity securities of European
                                companies.
 Scudder Pacific                Long-term growth of capital         1.100% of             $  329,391,540
   Opportunities Fund           primarily through investment in     net assets
                                the equity securities of Pacific
                                Basin companies, excluding Japan.
 Scudder Latin America Fund     Long-term capital appreciation      Effective 9/11/97:    $  621,914,690
                                through investment primarily in     1.250% to
                                the securities of Latin American    $1 billion
                                issuers.                            1.150% thereafter
 The Japan Fund, Inc.           Long-term capital appreciation      0.850% to             $  385,963,962
                                through investment primarily in     $100 million
                                equity securities of Japanese       0.750% next
                                companies.                          $200 million
                                                                    0.700% next
                                                                    $300 million
                                                                    0.650% thereafter
CLOSED-END FUNDS
 The Argentina Fund, Inc.       Long-term capital appreciation      Adviser:              $  117,596,046
                                through investment primarily in     Effective 11/1/97:
                                equity securities of Argentine      1.100% of
                                issuers.                            net assets
                                                                    Sub-Adviser:
                                                                    Paid by Adviser.
                                                                    0.160% of
                                                                    net assets
 The Brazil Fund, Inc.          Long-term capital appreciation      1.200% to             $  417,981,869
                                through investment primarily in     $150 million
                                equity securities of Brazilian      1.050% next
                                issuers.                            $150 million
                                                                    1.000% thereafter
                                                                    Effective 10/29/97:
                                                                    1.200% to
                                                                    $150 million
                                                                    1.050% next
                                                                    $150 million
                                                                    1.000% next
                                                                    $200 million
                                                                    0.900% thereafter
                                                                    Administrator:
                                                                    Receives an annual
                                                                    fee of $50,000
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 The Korea Fund, Inc.           Long-term capital appreciation      Advisor:              $  661,690,073
                                through investment primarily in     1.150% to
                                equity securities of Korean         $50 million
                                companies.                          1.100% next
                                                                    $50 million
                                                                    1.000% next
                                                                    $250 million
                                                                    0.950% next
                                                                    $400 million
                                                                    0.900% thereafter
                                                                    Sub-Adviser -
                                                                    Daewoo:
                                                                    Paid by Adviser.
                                                                    0.2875% to
                                                                    $50 million
                                                                    0.275% next
                                                                    $50 million
                                                                    0.250% next
                                                                    $250 million
                                                                    0.2375% next
                                                                    $400 million
                                                                    0.225% thereafter
 The Latin America Dollar       High level of current income and,   1.200% of             $   94,748,606
   Income Fund, Inc.            secondarily, capital appreciation   net assets
                                through investment principally in
                                dollar-denominated Latin American
                                debt instruments.
 Montgomery Street Income       High level of current income        0.500% to             $  198,465,822
   Securities, Inc.             consistent with prudent             $150 million
                                investment risks through a          0.450% next
                                diversified portfolio primarily     $50 million
                                of debt securities.                 0.400% thereafter
 Scudder New Asia Fund, Inc.    Long-term capital appreciation      1.250% to             $  133,363,686
                                through investment primarily in     $75 million
                                equity securities of Asian          1.150% next
                                companies.                          $125 million
                                                                    1.100% thereafter
 Scudder New Europe Fund,       Long-term capital appreciation      1.250% to             $  266,418,730
   Inc.                         through investment primarily in     $75 million
                                equity securities of companies      1.150% next
                                traded on smaller or emerging       $125 million
                                European markets and companies      1.100% thereafter
                                that are viewed as likely to
                                benefit from changes and
                                developments throughout Europe.
 Scudder Spain and Portugal     Long-term capital appreciation      Adviser:              $   75,127,194
   Fund, Inc.                   through investment primarily in     1.000% of
                                equity securities of Spanish &      net assets
                                Portuguese issuers.                 Administrator:
                                                                    0.200% of
                                                                    net assets
 Scudder World Income           High income and, consistent         1.200% of             $   54,488,637
   Opportunities Fund, Inc.     therewith, capital appreciation.    net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
INSURANCE PRODUCTS
 Balanced Portfolio             Balance of growth and income        0.475% of             $   88,342,837
                                consistent with long-term           net assets
                                preservation of capital through a
                                diversified portfolio of equity
                                and fixed income securities.
 Bond Portfolio                 High level of income consistent     0.475% of             $   65,769,421
                                with a high quality portfolio of    net assets
                                debt securities.
 Capital Growth Portfolio       Long-term capital growth from a     0.475% to             $  440,481,308
                                portfolio consisting primarily of   $500 million
                                equity securities.                  0.450% thereafter
 Global Discovery Portfolio     Above-average capital               0.975% of             $   16,757,264
                                appreciation over the long-term     net assets+
                                by investing primarily in the
                                equity securities of small
                                companies located throughout the
                                world.
 Growth and Income Portfolio    Long-term growth of capital,        0.475% of             $   91,091,547
                                current income and growth of        net assets
                                income.
 International Portfolio        Long-term growth of capital         0.875% to             $  726,038,527
                                primarily through diversified       $500 million
                                holdings of marketable foreign      0.775% thereafter
                                equity investments.
 Money Market Portfolio         Stability of capital and current    0.370% of             $   97,785,626
                                income from a portfolio of money    net assets
                                market instruments.
AARP FUNDS
 AARP High Quality Money Fund   Current income and liquidity,       0.350% to             $  412,126,193
                                consistent with maintaining         $2 billion
                                stability and safety of             0.330% next
                                principal, through investment in    $2 billion
                                high quality securities.            0.300% next
                                                                    $2 billion
                                                                    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.100% of
                                                                    net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 AARP Balanced Stock and Bond   Long-term growth of capital and     0.350% to             $  403,179,939
   Fund                         income, consistent with a stable    $2 billion
                                share price, through investment     0.330% next
                                in a combination of stocks, bonds   $2 billion
                                and cash reserves.                  0.300% next
                                                                    $2 billion
                                                                    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.190% of
                                                                    net assets
 AARP Capital Growth Fund       Long-term capital growth,           0.350% to             $  826,136,713
                                consistent with a share price       $2 billion
                                more stable than other capital      0.330% next
                                growth funds, through investment    $2 billion
                                primarily in common stocks and      0.300% next
                                securities convertible into         $2 billion
                                common stocks.                      0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.320% of
                                                                    net assets
 AARP Global Growth Fund        Long-term growth of capital,        0.350% to             $   77,651,978
                                consistent with a share price       $2 billion
                                more stable than other global       0.330% next
                                equity funds, through investment    $2 billion
                                primarily in a diversified          0.300% next
                                portfolio of equity securities of   $2 billion
                                corporations worldwide.             0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240%
                                                                    thereafter+
                                                                    INDIVIDUAL FUND FEE
                                                                    0.550% of
                                                                    net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 AARP Growth and Income Fund    Long-term growth of capital and     0.350% to             $4,218,983,398
                                income, consistent with a stable    $2 billion
                                share price, through investment     0.330% next
                                primarily in common stocks and      $2 billion
                                securities convertible into         0.300% next
                                common stocks.                      $2 billion
                                                                    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.190% of
                                                                    net assets
 AARP International Stock       Long-term growth of capital,        0.350% to             $   12,699,109***
   Fund                         consistent with a share price       $2 billion
                                more stable than other              0.330% next
                                international equity funds,         $2 billion
                                through investment primarily in a   0.300% next
                                diversified portfolio of foreign    $2 billion
                                equity securities.                  0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240%
                                                                    thereafter+
                                                                    INDIVIDUAL FUND FEE
                                                                    0.600% of
                                                                    net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 AARP Small Company Stock       Long-term growth of capital,        0.350% to             $   25,425,137***
   Fund                         consistent with a share price       $2 billion
                                more stable than other small        0.330% next
                                company stock funds, through        $2 billion
                                investment primarily in stocks of   0.300% next
                                small U.S. companies.               $2 billion
                                                                    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240%
                                                                    thereafter+
                                                                    INDIVIDUAL FUND FEE
                                                                    0.550% of
                                                                    net assets
 AARP U.S. Stock Index Fund     Long-term capital growth and        0.350% to             $   23,917,674***
                                income, consistent with greater     $2 billion
                                share price stability than a S&P    0.330% next
                                500 index fund, by taking an        $2 billion
                                indexing approach to investing in   0.300% next
                                common stocks, emphasizing higher   $2 billion
                                dividend stocks while maintaining   0.280% next
                                investment characteristics          $2 billion
                                otherwise similar to the S&P 500    0.260% next
                                index.                              $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240%
                                                                    thereafter+
                                                                    INDIVIDUAL FUND FEE
                                                                    0.000% of
                                                                    net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 AARP Bond Fund for Income      High level of current income,       0.350% to             $   34,951,973***
                                consistent with greater share       $2 billion
                                price stability than a long term    0.330% next
                                bond, through investment            $2 billion
                                primarily in investment-grade       0.300% next
                                debt securities.                    $2 billion
                                                                    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240%
                                                                    thereafter+
                                                                    INDIVIDUAL FUND FEE
                                                                    0.280% of
                                                                    net assets
 AARP GNMA and U.S. Treasury    High level of current income,       0.350% to             $4,904,439,844
   Fund                         consistent with greater share       $2 billion
                                price stability than a long-term    0.330% next
                                bond, through investment            $2 billion
                                principally in U.S.                 0.300% next
                                Government-guaranteed GNMA          $2 billion
                                securities and U.S. Treasury        0.280% next
                                obligations.                        $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.120% of
                                                                    net assets
 AARP High Quality Bond Fund    High level of income, consistent    0.350% to             $  511,905,166
                                with greater share price            $2 billion
                                stability than a long-term bond,    0.330% next
                                through investment primarily in a   $2 billion
                                portfolio of high quality           0.300% next
                                securities                          $2 billion
                                                                    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.190% of
                                                                    net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.
 + Subject to waivers and/or expense limitations.

                                                                                             PROGRAM
            FUND                            OBJECTIVE                    FEE RATE            ASSETS*
-----------------------------   ---------------------------------   -------------------   --------------
 AARP Diversified Growth        Long-term growth of capital         There will be no      $   36,411,938***
   Portfolio                    through investment primarily in     fee as the manager
                                AARP stock mutual funds.            will receive a fee
                                                                    from the underlying
                                                                    funds.
 AARP Diversified Income        Current income with modest long-    There will be no      $   34,230,023***
   Portfolio                    term appreciation through           fee as the manager
                                investment primarily in AARP bond   will receive a fee
                                mutual funds.                       from the underlying
                                                                    funds.
 AARP High Quality Tax Free     Current income free from federal    0.350% to             $  111,264,728
   Money Fund                   income taxes and liquidity,         $2 billion
                                consistent with maintaining         0.330% next
                                stability and safety of             $2 billion
                                principal, through investment in    0.300% next
                                high-quality municipal              $2 billion
                                securities.                         0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.100% of
                                                                    net assets
 AARP Insured Tax Free          High level of income free from      0.350% to             $1,755,412,222
   General Bond Fund            federal income taxes, consistent    $2 billion
                                with greater share price            0.330% next
                                stability than a long-term          $2 billion
                                municipal bond, through             0.300% next
                                investment primarily in municipal   $2 billion
                                securities covered by insurance.    0.280% next
                                                                    $2 billion
                                                                    0.260% next
                                                                    $3 billion
                                                                    0.250% next
                                                                    $3 billion
                                                                    0.240% thereafter
                                                                    INDIVIDUAL FUND FEE
                                                                    0.190% of
                                                                    net assets
---------------
 * Program assets are shown as of a Fund's most recent fiscal year end unless otherwise indicated.
*** Program assets as of 6/30/97.

                                                                       EXHIBIT C


                PROPOSED AMENDMENTS TO THE DECLARATION OF TRUST



     Following are proposed amendments to each Trust's Declaration of Trust, as described in the proxy statement. Additions are shown in BOLD TYPE and deletions by a [ ]; language shown as added may be in the current Declaration of Trust in some cases.



     Section 2.2.  Investments.


     The Trustees shall have the power:


          (i) TO INVEST, THROUGH A TRANSFER OF CASH, SECURITIES AND OTHER ASSETS OR OTHERWISE, ALL OR A PORTION OF THE TRUST PROPERTY, OR TO SELL ALL OR A PORTION OF THE TRUST PROPERTY AND INVEST THE PROCEEDS OF SUCH SALES, IN ANOTHER INVESTMENT COMPANY THAT IS REGISTERED UNDER THE 1940 ACT.


     Section 5.9.  Voting Powers.


     The [ ] SHAREHOLDERS shall have power to vote only (i) for the election of Trustees as provided in Section 2.12; (ii) for the removal of Trustees as provided in Section 2.13; (iii) with respect to any [ ] amendment of this Declaration to the extent and as provided in Section 8.3; [ ] (IV) to the same extent as the stockholders of Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or [ ] ANY SERIES OR CLASS THEREOF OR THE SHAREHOLDERS (PROVIDED, HOWEVER, THAT A SHAREHOLDER OF A PARTICULAR SERIES OR CLASS SHALL NOT BE ENTITLED TO BRING A DERIVATIVE OR CLASS ACTION ON BEHALF OF ANY OTHER SERIES OR CLASS (OR SHAREHOLDER OF ANY OTHER SERIES OR CLASS) OF THE TRUST); [ ] AND (V) with respect to such additional matters relating to the Trust as may be required by this Declaration, the By-laws or any registration of the Trust as an investment company under the 1940 Act with the Commission (or any successor agency) or as the Trustees may consider necessary or desirable. Each whole Share shall be entitled to one vote as to any matter on which it is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote, except that the Trustees may, in conjunction with the establishment of any Series OR CLASS of Shares, establish or reserve the right to establish conditions under which the several Series OR CLASSES shall have separate voting rights or [ ] no voting rights. There shall be no cumulative voting in the election of Trustees. Until Shares are issued, the Trustees may exercise all rights of Shareholders and may take any action required by law, this Declaration or the [ ] BY-LAWS to be taken by Shareholders. The By-laws may include further provisions for SHAREHOLDERS' votes and meetings and related matters.

                                                                       EXHIBIT D


                    PROPOSED FUNDAMENTAL INVESTMENT POLICIES


                         SCUDDER CASH INVESTMENT TRUST
                               SCUDDER GNMA FUND
                            SCUDDER INVESTMENT TRUST

                          SCUDDER CLASSIC GROWTH FUND


                       SCUDDER LARGE COMPANY GROWTH FUND


                         SCUDDER GROWTH AND INCOME FUND

                            SCUDDER PORTFOLIO TRUST

                              SCUDDER INCOME FUND


                          SCUDDER HIGH YIELD BOND FUND


                             SCUDDER BALANCED FUND


                        SCUDDER U.S. TREASURY MONEY FUND



     5.1 SCUDDER CASH INVESTMENT TRUST, SCUDDER GNMA FUND AND SCUDDER U.S. TREASURY MONEY FUND.



     The Fund has elected to be classified as a diversified open-end investment company.



     SCUDDER CLASSIC GROWTH FUND, SCUDDER LARGE COMPANY GROWTH FUND, SCUDDER GROWTH AND INCOME FUND, SCUDDER INCOME FUND, SCUDDER HIGH YIELD BOND FUND AND SCUDDER BALANCED FUND.



     The Fund has elected to be classified as a diversified series of an open-end investment company.



     In addition, as a matter of fundamental policy, each Fund will not:



          5.2 borrow money, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;



          5.3 issue senior securities, except as permitted under the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time;



          5.4 concentrate its investments in a particular industry, as that term is used in the Investment Company Act of 1940, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time (except that Scudder Cash Investment Trust reserves the freedom of action to concentrate its investments in instruments issued by domestic banks);



          5.5 engage in the business of underwriting securities issued by others, except to the extent that the Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities;

          5.6 purchase or sell real estate, which term does not include securities of companies which deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities;



          5.7 purchase physical commodities or contracts relating to physical commodities; or



          5.8 make loans to other persons, except (i) loans of portfolio securities, and (ii) to the extent that entry into repurchase agreements and the purchase of debt instruments or interests in indebtedness in accordance with the Fund's investment objective and policies may be deemed to be loans.

                                                                       EXHIBIT E

                    CURRENT FUNDAMENTAL INVESTMENT POLICIES

                         SCUDDER CASH INVESTMENT TRUST

     As a matter of fundamental policy, the Fund may not:


          (1) with respect to 75% of the Fund's total assets, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of the total assets of the Fund in the securities of any one issuer (except for investments in obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, cash and cash equivalents and securities of other investment companies), provided that the amount of the total assets of the Fund that may be invested in the securities of any one issuer will, instead, be limited in accordance with federal law, regulation and regulatory interpretation applicable to money market funds, as amended from time to time;



          (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;



          (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein);



          (4) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;



          (5) make loans to other persons, except loans of portfolio securities and except to the extent that the purchase of debt obligations in accordance with its investment objective and policies and the entry into repurchase agreements may be deemed to be loans;



          (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; and



          (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in certificates of deposit or bankers' acceptances.

                               SCUDDER GNMA FUND


     As a matter of fundamental policy, the Fund may not:

          (1) with respect to 75% of the value of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

          (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages and (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities;

          (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with disposition of portfolio securities of the Fund;

          (5) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objectives and policies may be deemed to be loans;

          (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Fund provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; and

          (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

                            SCUDDER INVESTMENT TRUST

                          SCUDDER CLASSIC GROWTH FUND

     As a matter of fundamental policy, the Fund may not:

          (1) with respect to 75% of its total assets, taken at market value, purchase more than 10% of the outstanding voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except for investments in obligations issued or guaranteed by the U.S. Government, or its agencies or instrumentalities and except securities of other investment companies;

          (2) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3) purchase or sell real estate, except that the Fund may invest in
     (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities; or purchase or sell physical commodities, or contracts relating to physical commodities;

          (4) act as an underwriter of securities issued by others, except that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (5) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent that the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

          (6) issue senior securities except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, option or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; and

          (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

                         SCUDDER GROWTH AND INCOME FUND

     As a matter of fundamental policy, the Fund may not:

          (1) with respect to 75% of its total assets taken at market value purchase more than 10% of the voting securities of any one issuer; or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

          (2) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities;

          (4) act as underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (5) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

          (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; and

          (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

                       SCUDDER LARGE COMPANY GROWTH FUND

     As a matter of fundamental policy, the Fund may not:

          (1) with respect to 75% of its total assets taken at market value purchase more than 10% of the voting securities of any one issuer; or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

          (2) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities;

          (4) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (5) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

          (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; and

          (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation in respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

                            SCUDDER PORTFOLIO TRUST

                             SCUDDER BALANCED FUND
                              SCUDDER INCOME FUND

     As a matter of fundamental policy, each Fund may not:

          (1) with respect to 75% of its total assets taken at market value purchase more than 10% of the voting securities of any one issuer; or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and except securities of other investment companies;

          (2) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities;

          (4) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (5) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans;

          (6) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction; and

          (7) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, and wholly-owned finance companies are considered to be in the industry of their parents if their activities are primarily related to financing the activities of their parents).

                          SCUDDER HIGH YIELD BOND FUND

     As a matter of fundamental policy the Fund may not:

          (1) with respect to 75% of its total assets taken at market value, purchase more than 10% of the voting securities of any one issuer or invest more than 5% of the value of its total assets in the securities of any one issuer, except obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities and except securities of other investment companies;

          (2) borrow money except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements provided that the Fund maintains asset coverage of 300% for all borrowings;

          (3) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities;

          (4) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (5) issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust; provided that collateral arrangements with respect to currency-related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction;

          (6) purchase any securities which would cause more than 25% of the market value of its total assets at the time of such purchase to be invested in the securities of one or more issuers having their principal business activities in the same industry, provided that there is no limitation with respect to investments in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (for the purposes of this restriction, telephone companies are considered to be in a separate industry from gas and electric public utilities, wholly-owned finance companies are considered to be in the same industry of their parents if their activities are primarily related to financing the activities of their parents and each foreign government, its agencies or instrumentalities as well as supranational organizations as a group, are each considered to be a separate industry); and

          (7) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements, loan assignments and loan participations and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans.

                        SCUDDER U.S. TREASURY MONEY FUND



     The Fund has elected to be classified as a diversified open-end management investment company.


     As a matter of fundamental policy, the Fund may not:

          (1) borrow money, except as a temporary measure for extraordinary or emergency purposes or except in connection with reverse repurchase agreements; provided that the Fund maintains asset coverage of 300% for all borrowings;

          (2) purchase or sell real estate (except that the Fund may invest in (i) securities of companies which deal in real estate or mortgages, and
     (ii) securities secured by real estate or interests therein, and that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities); or purchase or sell physical commodities or contracts relating to physical commodities;

          (3) act as an underwriter of securities issued by others, except to the extent that it may be deemed an underwriter in connection with the disposition of portfolio securities of the Fund;

          (4) make loans to other persons, except (a) loans of portfolio securities, and (b) to the extent the entry into repurchase agreements and the purchase of debt securities in accordance with its investment objective and investment policies may be deemed to be loans; and

          (5) Issue senior securities, except as appropriate to evidence indebtedness which it is permitted to incur, and except for shares of the separate classes or series of the Trust, provided that collateral arrangements with respect to currency -- related contracts, futures contracts, options or other permitted investments, including deposits of initial and variation margin, are not considered to be the issuance of senior securities for purposes of this restriction.

PROXY                          SCUDDER GNMA FUND                           PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M.
          Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


4.    To approve certain amendments to the Declaration of Trust;

                               [ ] FOR                      [ ] AGAINST        [
      ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions;


5.1 diversification;            5.3 senior securities;              5.5 underwriting of   5.7 commodities;
                                                                    securities;
5.2 borrowing;            5.4 concentration;          5.6 investment in real estate;       5.8 lending.



     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.


--------------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                       , 1997

                                        ----------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                    SCUDDER CASH INVESTMENT TRUST                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M.
          Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


4.    To approve certain amendments to the Declaration of Trust;

                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions;



5.1 diversification;      5.3 senior securities;      5.5 underwriting of securities;      5.7 commodities;
5.2 borrowing;            5.4 concentration;          5.6 investment in real estate;       5.8 lending.



     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.


--------------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                       , 1997

                                        ----------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                   SCUDDER U.S. TREASURY MONEY FUND                   PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M.
          Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


4.    To approve certain amendments to the Declaration of Trust;

                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions;



5.1 diversification;      5.3 senior securities;      5.5 underwriting of securities;      5.7 commodities;
5.2 borrowing;            5.4 concentration;          5.6 investment in real estate;       5.8 lending.



     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.


--------------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                       , 1997

                                        ----------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                     SCUDDER CLASSIC GROWTH FUND                      PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M.
          Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


4.    To approve certain amendments to the Declaration of Trust;

                               [ ] FOR                      [ ] AGAINST        [
      ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions;



5.1 diversification;      5.3 senior securities;      5.5 underwriting of securities;      5.7 commodities;
5.2 borrowing;            5.4 concentration;          5.6 investment in real estate;       5.8 lending.



     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.


--------------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                       , 1997

                                        ----------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                   SCUDDER LARGE COMPANY GROWTH FUND                  PROXY

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M.
          Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


4.    To approve certain amendments to the Declaration of Trust;

                               [ ] FOR                      [ ] AGAINST        [
      ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions;



5.1 diversification;      5.3 senior securities;      5.5 underwriting of securities;      5.7 commodities;
5.2 borrowing;            5.4 concentration;          5.6 investment in real estate;       5.8 lending.



     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.


--------------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                       , 1997

                                        ----------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                    SCUDDER GROWTH AND INCOME FUND                    PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M.
          Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


4.    To approve certain amendments to the Declaration of Trust;


                               [ ] FOR                      [ ] AGAINST        [
      ] ABSTAIN



5. To approve changes to certain of the fundamental investment policies and restrictions;



5.1 diversification;      5.3 senior securities;      5.5 underwriting of securities;      5.7 commodities;
5.2 borrowing;            5.4 concentration;          5.6 investment in real estate;       5.8 lending.



     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.


--------------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                       , 1997

                                        ----------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                                                                      PROXY
                              SCUDDER INCOME FUND

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M.
          Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


4.    To approve certain amendments to the Declaration of Trust;

                               [ ] FOR                      [ ] AGAINST        [
      ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions;



5.1 diversification;      5.3 senior securities;      5.5 underwriting of securities;      5.7 commodities;
5.2 borrowing;            5.4 concentration;          5.6 investment in real estate;       5.8 lending.



     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.


--------------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                       , 1997

                                        ----------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                        SCUDDER BALANCED FUND                         PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

       [ ] FOR all nominees listed below
           (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M.
          Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------

                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


4.    To approve certain amendments to the Declaration of Trust;

                               [ ] FOR                      [ ] AGAINST        [
      ] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions;



5.1 diversification;      5.3 senior securities;      5.5 underwriting of securities;      5.7 commodities;
5.2 borrowing;            5.4 concentration;          5.6 investment in real estate;       5.8 lending.



     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.


--------------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                       , 1997

                                        ----------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

PROXY                     SCUDDER HIGH YIELD BOND FUND                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES
              SPECIAL MEETING OF SHAREHOLDERS -- OCTOBER 24, 1997

    The undersigned hereby appoints [ ], [ ] and [ ] and each of them, the proxies of the undersigned, with the power of substitution to each of them, to vote all shares of the Fund which the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held at the offices of Scudder, Stevens & Clark, Inc., Two International Place, Boston, Massachusetts 02110, on October 24, 1997 at 9:30 a.m., eastern time, and at any adjournments thereof.

    UNLESS OTHERWISE SPECIFIED IN THE SQUARES PROVIDED, THE UNDERSIGNED'S VOTE WILL BE CAST FOR EACH NUMBERED ITEM LISTED BELOW.

    The Board members of your Fund, including those who are not affiliated with the Fund or Scudder, recommend that you vote FOR each item.

1. To approve the new Investment Management Agreement between the Fund and Scudder Kemper Investments, Inc.;

             [ ] FOR             [ ] AGAINST             [ ] ABSTAIN

2. The election of Trustees;

      [ ] FOR all nominees listed below
          (except as marked to the contrary below)

     [ ] WITHHOLD AUTHORITY
         to vote for all nominees listed below

Nominees: Henry P. Becton, Jr., Dawn-Marie Driscoll, Peter B. Freeman, George M.
          Lovejoy, Jr., Dr. Wesley W. Marple, Jr., Daniel Pierce, Kathryn L. Quirk and Jean C. Tempel.

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.)

          ------------------------------------------------------------
                           (continued on other side)

3. To approve the Board's discretionary authority to convert the Fund to a master/feeder fund structure through a sale or transfer of assets or otherwise;
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


4.    To approve certain amendments to the Declaration of Trust;

                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN


5. To approve changes to certain of the fundamental investment policies and restrictions;



5.1 diversification;      5.3 senior securities;      5.5 underwriting of securities;      5.7 commodities;
5.2 borrowing;            5.4 concentration;          5.6 investment in real estate;       5.8 lending.



     TO VOTE AGAINST OR ABSTAIN WITH RESPECT TO A PARTICULAR PROPOSED CHANGE, REFER TO THE PROXY STATEMENT FOR THE CHANGES APPLICABLE TO THE FUND AND WRITE THE NUMBER OF THE SUB-PROPOSAL ON THE LINE BELOW.


--------------------------------------------------------------------------------

6. Ratification of the selection of Coopers & Lybrand L.L.P. as the Fund's independent accountants.
                          [ ] FOR                      [ ] AGAINST             [
] ABSTAIN

   The proxies are authorized to vote in their discretion on any other business which may properly come before the meeting and any adjournments thereof.
                                      Please sign exactly as your name or names appear. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as such.

                                      ------------------------------------------
                                              (Signature of Shareholder)

                                      ------------------------------------------
                                          (Signature of joint owner, if any)

                                      Dated                       , 1997

                                        ----------------------------------------

 PLEASE SIGN AND RETURN PROMPTLY IN ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.